ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2014

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and

Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

March 24, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Assets:
Investments at Net Asset Value	$281	$68	$24	$2	$66	$33,223

Total Assets	281	68	24	2	66	33,223

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	281	68	24	2	66	33,223

Contract Owners’ Equity:
Contracts in Accumulation Period	281	68	24	2	66	33,223
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$281	$68	$24	$2	$66	$33,223

Investment Shares	4	1	1	—	5	2,088
Investments at Cost	$233	$67	$21	$2	$65	$28,389

	AZL BlackRock Capital Appreciation Fund	AZL Dreyfus Research Growth Fund	AZL Enhanced Bond Index Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Gateway Fund
Assets:
Investments at Net Asset Value	$23,945	$7,997	$342	$13,215	$41,193	$10,151

Total Assets	23,945	7,997	342	13,215	41,193	10,151

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	23,945	7,997	342	13,215	41,193	10,151

Contract Owners’ Equity:
Contracts in Accumulation Period	23,945	7,997	342	13,215	41,193	10,151
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$23,945	$7,997	$342	$13,215	$41,193	$10,151

Investment Shares	1,285	528	31	596	3,002	855
Investments at Cost	$18,324	$6,142	$339	$11,213	$36,388	$9,199

See accompanying notes to financial statements	(Continued)
3

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Assets:
Investments at Net Asset Value	$145,315	$6,591	$43,733	$10,253	$15,699	$13,881

Total Assets	145,315	6,591	43,733	10,253	15,699	13,881

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	145,315	6,591	43,733	10,253	15,699	13,881

Contract Owners’ Equity:
Contracts in Accumulation Period	145,315	6,591	43,733	10,253	15,699	13,881
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$145,315	$6,591	$43,733	$10,253	$15,699	$13,881

Investment Shares	7,767	431	2,651	627	854	812
Investments at Cost	$115,596	$6,323	$35,637	$8,228	$13,311	$12,917

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund
Assets:
Investments at Net Asset Value	$11,746	$11,911	$10,901	$12,099	$8,010	$43,627

Total Assets	11,746	11,911	10,901	12,099	8,010	43,627

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	11,746	11,911	10,901	12,099	8,010	43,627

Contract Owners’ Equity:
Contracts in Accumulation Period	11,746	11,911	10,901	12,099	8,010	43,594
Contracts in Annuity Payment Period	—	—	—	—	—	33

Total Contract Owners’ Equity	$11,746	$11,911	$10,901	$12,099	$8,010	$43,627

Investment Shares	713	519	869	929	341	43,627
Investments at Cost	$7,971	$7,712	$8,234	$9,165	$6,762	$43,627

See accompanying notes to financial statements	(Continued)
4

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund
Assets:
Investments at Net Asset Value	$3,568	$22,492	$24,235	$84,290	$29,272	$102,373

Total Assets	3,568	22,492	24,235	84,290	29,272	102,373

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	3,568	22,492	24,235	84,290	29,272	102,373

Contract Owners’ Equity:
Contracts in Accumulation Period	3,568	22,492	24,235	84,290	29,272	102,373
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$3,568	$22,492	$24,235	$84,290	$29,272	$102,373

Investment Shares	321	1,328	1,930	6,909	2,344	7,863
Investments at Cost	$2,863	$19,175	$21,952	$77,982	$28,569	$89,889

	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund
Assets:
Investments at Net Asset Value	$26,291	$38,975	$253,164	$137,534	$47,693	$27,060

Total Assets	26,291	38,975	253,164	137,534	47,693	27,060

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	26,291	38,975	253,164	137,534	47,693	27,060

Contract Owners’ Equity:
Contracts in Accumulation Period	26,291	38,975	253,164	137,534	47,693	27,060
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$26,291	$38,975	$253,164	$137,534	$47,693	$27,060

Investment Shares	2,082	3,033	19,400	9,895	3,319	2,589
Investments at Cost	$25,021	$33,896	$216,938	$122,348	$42,895	$27,405

See accompanying notes to financial statements	(Continued)
5

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund
Assets:
Investments at Net Asset Value	$35	$6,598	$6,417	$861	$546	$32,833

Total Assets	35	6,598	6,417	861	546	32,833

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	35	6,598	6,417	861	546	32,833

Contract Owners’ Equity:
Contracts in Accumulation Period	35	6,598	6,417	861	546	32,811
Contracts in Annuity Payment Period	—	—	—	—	—	22

Total Contract Owners’ Equity	$35	$6,598	$6,417	$861	$546	$32,833

Investment Shares	3	458	633	50	37	2,280
Investments at Cost	$40	$5,498	$6,347	$855	$549	$23,971

	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Assets:
Investments at Net Asset Value	$1,251	$7,325	$7,354	$21,559	$—	$126,858

Total Assets	1,251	7,325	7,354	21,559	—	126,858

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,251	7,325	7,354	21,559	—	126,858

Contract Owners’ Equity:
Contracts in Accumulation Period	1,251	7,325	7,354	21,539	—	126,858
Contracts in Annuity Payment Period	—	—	—	20	—	—

Total Contract Owners’ Equity	$1,251	$7,325	$7,354	$21,559	$—	$126,858

Investment Shares	170	998	477	1,356	—	8,953
Investments at Cost	$798	$7,225	$5,296	$16,714	$—	$127,535

See accompanying notes to financial statements	(Continued)
6

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller- Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio
Assets:
Investments at Net Asset Value	$—	$425	$12	$1,923	$165	$—

Total Assets	—	425	12	1,923	165	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	425	12	1,923	165	—

Contract Owners’ Equity:
Contracts in Accumulation Period	—	425	12	1,923	165	—
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$—	$425	$12	$1,923	$165	$—

Investment Shares	—	22	—	128	15	—
Investments at Cost	$—	$260	$6	$1,515	$159	$—

	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio
Assets:
Investments at Net Asset Value	$253	$5	$3,786	$11,602	$14	$—

Total Assets	253	5	3,786	11,602	14	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	253	5	3,786	11,602	14	—

Contract Owners’ Equity:
Contracts in Accumulation Period	253	5	3,786	11,602	14	—
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$253	$5	$3,786	$11,602	$14	$—

Investment Shares	28	1	307	971	—	—
Investments at Cost	$259	$5	$3,300	$10,327	$12	$—

See accompanying notes to financial statements	(Continued)
7

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund	Franklin High Income VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
Assets:
Investments at Net Asset Value	$11,128	$4,576	$18,596	$18,462	$118,903	$5,428

Total Assets	11,128	4,576	18,596	18,462	118,903	5,428

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	11,128	4,576	18,596	18,462	118,903	5,428

Contract Owners’ Equity:
Contracts in Accumulation Period	11,128	4,558	18,382	18,454	118,710	5,416
Contracts in Annuity Payment Period	—	18	214	8	193	12

Total Contract Owners’ Equity	$11,128	$4,576	$18,596	$18,462	$118,903	$5,428

Investment Shares	1,500	283	1,095	2,865	7,408	234
Investments at Cost	$10,793	$4,999	$15,948	$18,732	$114,053	$3,651

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small- Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Assets:
Investments at Net Asset Value	$30,480	$20,066	$1,841	$4,527	$15	$31,161

Total Assets	30,480	20,066	1,841	4,527	15	31,161

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	30,480	20,066	1,841	4,527	15	31,161

Contract Owners’ Equity:
Contracts in Accumulation Period	30,452	19,947	1,841	4,504	15	31,133
Contracts in Annuity Payment Period	28	119	—	23	—	28

Total Contract Owners’ Equity	$30,480	$20,066	$1,841	$4,527	$15	$31,161

Investment Shares	1,346	682	82	185	1	2,437
Investments at Cost	$23,779	$11,123	$1,217	$3,726	$16	$31,670

See accompanying notes to financial statements	(Continued)
8

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Invesco V.I. Core Equity Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio
Assets:
Investments at Net Asset Value	$184	$11	$—	$56	$8	$7

Total Assets	184	11	—	56	8	7

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	184	11	—	56	8	7

Contract Owners’ Equity:
Contracts in Accumulation Period	184	11	—	56	8	7
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$184	$11	$—	$56	$8	$7

Investment Shares	3	1	—	1	1	1
Investments at Cost	$124	$11	$—	$35	$8	$8

	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund
Assets:
Investments at Net Asset Value	$—	$12	$11	$8	$346	$—

Total Assets	—	12	11	8	346	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	12	11	8	346	—

Contract Owners’ Equity:
Contracts in Accumulation Period	—	12	11	8	346	—
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$—	$12	$11	$8	$346	$—

Investment Shares	—	1	1	—	9	—
Investments at Cost	$—	$12	$10	$8	$189	$—

See accompanying notes to financial statements	(Continued)
9

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio
Assets:
Investments at Net Asset Value	$162	$22	$7	$—	$15	$5,220

Total Assets	162	22	7	—	15	5,220

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	162	22	7	—	15	5,220

Contract Owners’ Equity:
Contracts in Accumulation Period	162	22	7	—	15	5,220
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$162	$22	$7	$—	$15	$5,220

Investment Shares	15	1	1	—	1	393
Investments at Cost	$161	$9	$8	$—	$15	$5,218

	MFS VIT Utilities Portfolio	Oppenheimer Diversified Alternatives Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA
Assets:
Investments at Net Asset Value	$4	$—	$978	$163	$20	$1,190

Total Assets	4	—	978	163	20	1,190

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	4	—	978	163	20	1,190

Contract Owners’ Equity:
Contracts in Accumulation Period	4	—	978	163	20	1,190
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$4	$—	$978	$163	$20	$1,190

Investment Shares	—	—	25	31	8	35
Investments at Cost	$4	$—	$674	$170	$22	$702

See accompanying notes to financial statements	(Continued)
10

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity Real Return Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio
Assets:
Investments at Net Asset Value	$17,486	$37,582	$3,804	$12,974	$7,251	$5,514

Total Assets	17,486	37,582	3,804	12,974	7,251	5,514

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	17,486	37,582	3,804	12,974	7,251	5,514

Contract Owners’ Equity:
Contracts in Accumulation Period	17,486	37,582	3,804	12,974	7,251	5,514
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$17,486	$37,582	$3,804	$12,974	$7,251	$5,514

Investment Shares	1,410	3,628	783	1,022	770	461
Investments at Cost	$14,532	$40,073	$5,985	$14,018	$7,662	$6,134

	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio
Assets:
Investments at Net Asset Value	$23,317	$10,891	$71,674	$59	$37,397	$95,006

Total Assets	23,317	10,891	71,674	59	37,397	95,006

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	23,317	10,891	71,674	59	37,397	95,006

Contract Owners’ Equity:
Contracts in Accumulation Period	23,317	10,891	71,674	59	37,397	95,006
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$23,317	$10,891	$71,674	$59	$37,397	$95,006

Investment Shares	2,017	1,150	9,061	6	2,919	8,483
Investments at Cost	$24,950	$11,192	$71,824	$59	$39,596	$95,323

See accompanying notes to financial statements	(Continued)
11

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio
Assets:
Investments at Net Asset Value	$20,912	$—	$36	$38	$36	$7

Total Assets	20,912	—	36	38	36	7

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	20,912	—	36	38	36	7

Contract Owners’ Equity:
Contracts in Accumulation Period	20,912	—	36	38	36	7
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$20,912	$—	$36	$38	$36	$7

Investment Shares	2,001	—	6	2	1	—
Investments at Cost	$20,737	$—	$42	$37	$35	$7

	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$8,900	$78,784	$19,967	$2,216,284

Total Assets	8,900	78,784	19,967	2,216,284

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets:	8,900	78,784	19,967	2,216,284

Contract Owners’ Equity:
Contracts in Accumulation Period	8,846	78,746	19,946	2,215,453
Contracts in Annuity Payment Period	54	38	21	831

Total Contract Owners’ Equity	$8,900	$78,784	$19,967	$2,216,284

Investment Shares	583	4,375	1,362	205,122
Investments at Cost	$8,098	$81,218	$17,450	$2,011,536

See accompanying notes to financial statements
12

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio (C)	AZL Balanced Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$458

Expenses:
Mortality and Expense Risk Charges	4	1	—	—	—	582

Investment Income (Loss), Net	(4)	(1)	—	—	—	(124)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	41	11	—	—	—	403
Realized Gains (Losses) on Sales of Investments, Net	2	—	—	—	2	1,254

Realized Gains (Losses) on Investments, Net	43	11	—	—	2	1,657

Net Change in Unrealized Appreciation (Depreciation) on Investments	(8)	(4)	2	—	1	(191)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	35	7	2	—	3	1,466

Net Increase (Decrease) in Net Assets From Operations	$31	$6	$2	$—	$3	$1,342

	AZL BlackRock Capital Appreciation Fund	AZL Dreyfus Research Growth Fund	AZL Enhanced Bond Index Fund (B)	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Gateway Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$13	$1	$117	$652	$114

Expenses:
Mortality and Expense Risk Charges	488	164	1	320	751	149

Investment Income (Loss), Net	(488)	(151)	—	(203)	(99)	(35)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,418	411	—	1,673	691	—
Realized Gains (Losses) on Sales of Investments, Net	1,916	620	—	1,202	1,266	148

Realized Gains (Losses) on Investments, Net	4,334	1,031	—	2,875	1,957	148

Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,192)	(392)	3	(1,935)	(1,632)	33

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	2,142	639	3	940	325	181

Net Increase (Decrease) in Net Assets From Operations	$1,654	$488	$3	$737	$226	$146

See accompanying notes to financial statements	(Continued)
13

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Investment Income:
Dividends Reinvested in Fund Shares	$1,588	$127	$320	$100	$240	$201

Expenses:
Mortality and Expense Risk Charges	2,266	132	726	209	331	331

Investment Income (Loss), Net	(678)	(5)	(406)	(109)	(91)	(130)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	634	—	1,084	322	—	—
Realized Gains (Losses) on Sales of Investments, Net	3,751	273	1,745	974	648	441

Realized Gains (Losses) on Investments, Net	4,385	273	2,829	1,296	648	441

Net Change in Unrealized Appreciation (Depreciation) on Investments	2,762	(832)	197	(407)	(827)	(1,741)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	7,147	(559)	3,026	889	(179)	(1,300)

Net Increase (Decrease) in Net Assets From Operations	$6,469	$(564)	$2,620	$780	$(270)	$(1,430)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund
Investment Income:
Dividends Reinvested in Fund Shares	$82	$85	$39	$159	$53	$—

Expenses:
Mortality and Expense Risk Charges	236	262	216	239	133	781

Investment Income (Loss), Net	(154)	(177)	(177)	(80)	(80)	(781)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	239	494	—	282	3
Realized Gains (Losses) on Sales of Investments, Net	946	1,170	1,002	738	422	—

Realized Gains (Losses) on Investments, Net	946	1,409	1,496	738	704	3

Net Change in Unrealized Appreciation (Depreciation) on Investments	433	(299)	(454)	276	(75)	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,379	1,110	1,042	1,014	629	3

Net Increase (Decrease) in Net Assets From Operations	$1,225	$933	$865	$934	$549	$(778)

See accompanying notes to financial statements	(Continued)
14

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund
Investment Income:
Dividends Reinvested in Fund Shares	$41	$—	$205	$36	$213	$1,369

Expenses:
Mortality and Expense Risk Charges	86	495	312	1,104	330	1,762

Investment Income (Loss), Net	(45)	(495)	(107)	(1,068)	(117)	(393)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	2,206	142	366	157	—
Realized Gains (Losses) on Sales of Investments, Net	245	1,317	202	612	142	1,951

Realized Gains (Losses) on Investments, Net	245	3,523	344	978	299	1,951

Net Change in Unrealized Appreciation (Depreciation) on Investments	172	(3,308)	638	292	(291)	1,087

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	417	215	982	1,270	8	3,038

Net Increase (Decrease) in Net Assets From Operations	$372	$(280)	$875	$202	$(109)	$2,645

	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund (A)
Investment Income:
Dividends Reinvested in Fund Shares	$357	$478	$3,213	$888	$139	$31

Expenses:
Mortality and Expense Risk Charges	373	827	4,155	1,726	538	165

Investment Income (Loss), Net	(16)	(349)	(942)	(838)	(399)	(134)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	579	—	—	722	120	1,540
Realized Gains (Losses) on Sales of Investments, Net	210	1,270	4,930	1,120	284	29

Realized Gains (Losses) on Investments, Net	789	1,270	4,930	1,842	404	1,569

Net Change in Unrealized Appreciation (Depreciation) on Investments	(55)	(183)	2,133	4,198	2,267	(345)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	734	1,087	7,063	6,040	2,671	1,224

Net Increase (Decrease) in Net Assets From Operations	$718	$738	$6,121	$5,202	$2,272	$1,090

See accompanying notes to financial statements	(Continued)
15

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$1	$—	$85	$7	$6	$375

Expenses:
Mortality and Expense Risk Charges	—	162	68	5	3	610

Investment Income (Loss), Net	1	(162)	17	2	3	(235)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1	445	—	50	36	—
Realized Gains (Losses) on Sales of Investments, Net	—	485	(4)	1	—	3,016

Realized Gains (Losses) on Investments, Net	1	930	(4)	51	36	3,016

Net Change in Unrealized Appreciation (Depreciation) on Investments	(5)	(1,256)	83	(9)	(15)	669

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(4)	(326)	79	42	21	3,685

Net Increase (Decrease) in Net Assets From Operations	$(3)	$(488)	$96	$44	$24	$3,450

	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Investment Income:
Dividends Reinvested in Fund Shares	$12	$47	$44	$66	$—	$2,862

Expenses:
Mortality and Expense Risk Charges	19	194	173	456	—	2,272

Investment Income (Loss), Net	(7)	(147)	(129)	(390)	—	590

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2	12	417	2,092	—	11,104
Realized Gains (Losses) on Sales of Investments, Net	33	167	763	1,803	—	2,415

Realized Gains (Losses) on Investments, Net	35	179	1,180	3,895	—	13,519

Net Change in Unrealized Appreciation (Depreciation) on Investments	(115)	(608)	(876)	(1,590)	—	(13,724)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(80)	(429)	304	2,305	—	(205)

Net Increase (Decrease) in Net Assets From Operations	$(87)	$(576)	$175	$1,915	$—	$385

See accompanying notes to financial statements	(Continued)
16

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller- Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$22	$2	$—

Expenses:
Mortality and Expense Risk Charges	—	10	—	46	4	—

Investment Income (Loss), Net	—	(10)	—	(24)	(2)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	1	211	33	—
Realized Gains (Losses) on Sales of Investments, Net	—	64	—	208	13	—

Realized Gains (Losses) on Investments, Net	—	64	1	419	46	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(36)	2	(209)	(36)	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	28	3	210	10	—

Net Increase (Decrease) in Net Assets From Operations	$—	$18	$3	$186	$8	$—

	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP Funds Manager 50% Portfolio	Fidelity VIP Funds Manager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$8	$—	$37	$129	$—	$—

Expenses:
Mortality and Expense Risk Charges	1	—	62	164	—	—

Investment Income (Loss), Net	7	—	(25)	(35)	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	30	288	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	80	231	—	—

Realized Gains (Losses) on Investments, Net	—	—	110	519	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	(6)	—	40	(97)	1	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(6)	—	150	422	1	—

Net Increase (Decrease) in Net Assets From Operations	$1	$—	$125	$387	$1	$—

See accompanying notes to financial statements	(Continued)
17

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund	Franklin High Income VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$344	$28	$474	$1,193	$5,318	$68

Expenses:
Mortality and Expense Risk Charges	285	86	285	345	1,856	94

Investment Income (Loss), Net	59	(58)	189	848	3,462	(26)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	10	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	333	(161)	196	183	1,576	203

Realized Gains (Losses) on Investments, Net	343	(161)	196	183	1,576	203

Net Change in Unrealized Appreciation (Depreciation) on Investments	(362)	798	980	(1,352)	(2,692)	378

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(19)	637	1,176	(1,169)	(1,116)	581

Net Increase (Decrease) in Net Assets From Operations	$40	$579	$1,365	$(321)	$2,346	$555

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small- Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$649	$289	$13	$—	$1	$835

Expenses:
Mortality and Expense Risk Charges	615	341	41	77	—	536

Investment Income (Loss), Net	34	(52)	(28)	(77)	1	299

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	166	378	143	844	—	—
Realized Gains (Losses) on Sales of Investments, Net	1,686	1,029	82	117	—	(200)

Realized Gains (Losses) on Investments, Net	1,852	1,407	225	961	—	(200)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(290)	(10)	(227)	(624)	(1)	422

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,562	1,397	(2)	337	(1)	222

Net Increase (Decrease) in Net Assets From Operations	$1,596	$1,345	$(30)	$260	$—	$521

See accompanying notes to financial statements	(Continued)
18

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Invesco V.I. Core Equity Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	3	—	—	1	—	—

Investment Income (Loss), Net	(3)	—	—	(1)	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	5	—	—	—	—	—

Realized Gains (Losses) on Investments, Net	5	1	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	10	—	—	4	—	(1)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	15	1	—	4	—	(1)

Net Increase (Decrease) in Net Assets From Operations	$12	$1	$—	$3	$—	$(1)

	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund (D)
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	—	—	—	—	8	—

Investment Income (Loss), Net	—	—	—	—	(8)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	2	1	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	1	—	53	—

Realized Gains (Losses) on Investments, Net	—	—	3	1	53	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	1	(2)	—	(20)	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	1	1	1	33	—

Net Increase (Decrease) in Net Assets From Operations	$—	$1	$1	$1	$25	$—

See accompanying notes to financial statements	(Continued)
19

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$1

Expenses:
Mortality and Expense Risk Charges	1	—	—	—	—	2

Investment Income (Loss), Net	(1)	—	—	—	—	(1)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	—	6	—

Realized Gains (Losses) on Investments, Net	—	—	—	—	6	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	1	2	—	—	(4)	2

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1	2	—	—	2	2

Net Increase (Decrease) in Net Assets From Operations	$—	$2	$—	$—	$2	$1

	MFS VIT Utilities Portfolio	Oppenheimer Diversified Alternatives Fund/VA (B)	Oppenheimer Global Fund/ VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$11	$7	$—	$10

Expenses:
Mortality and Expense Risk Charges	—	—	23	3	—	28

Investment Income (Loss), Net	—	—	(12)	4	—	(18)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	45	—	—	25
Realized Gains (Losses) on Sales of Investments, Net	—	—	33	—	—	119

Realized Gains (Losses) on Investments, Net	—	—	78	—	—	144

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(66)	(2)	(2)	(29)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	—	12	(2)	(2)	115

Net Increase (Decrease) in Net Assets From Operations	$—	$—	$—	$2	$(2)	$97

See accompanying notes to financial statements	(Continued)
20

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity Real Return Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$1,995	$19	$755	$133	$148

Expenses:
Mortality and Expense Risk Charges	380	630	115	253	108	115

Investment Income (Loss), Net	(380)	1,365	(96)	502	25	33

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	283	—	—	257	—	163
Realized Gains (Losses) on Sales of Investments, Net	872	26	(640)	(4)	(6)	(117)

Realized Gains (Losses) on Investments, Net	1,155	26	(640)	253	(6)	46

Net Change in Unrealized Appreciation (Depreciation) on Investments	(929)	(1,944)	(309)	(726)	(281)	(42)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	226	(1,918)	(949)	(473)	(287)	4

Net Increase (Decrease) in Net Assets From Operations	$(154)	$(553)	$(1,045)	$29	$(262)	$37

	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$645	$335	$3,631	$—	$525	$2,113

Expenses:
Mortality and Expense Risk Charges	455	137	1,128	—	652	1,641

Investment Income (Loss), Net	190	198	2,503	—	(127)	472

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(655)	(64)	287	—	(406)	(39)

Realized Gains (Losses) on Investments, Net	(655)	(64)	287	—	(406)	(39)

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,312	93	(1,895)	—	997	1,935

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	657	29	(1,608)	—	591	1,896

Net Increase (Decrease) in Net Assets From Operations	$847	$227	$895	$—	$464	$2,368

See accompanying notes to financial statements	(Continued)
21

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$214	$—	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	318	—	2	—	—	—

Investment Income (Loss), Net	(104)	—	(2)	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	1
Realized Gains (Losses) on Sales of Investments, Net	55	—	(17)	—	—	—

Realized Gains (Losses) on Investments, Net	55	—	(17)	—	—	1

Net Change in Unrealized Appreciation (Depreciation) on Investments	277	—	12	1	1	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	332	—	(5)	1	1	1

Net Increase (Decrease) in Net Assets From Operations	$228	$—	$(7)	$1	$1	$1

	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Investment Income:
Dividends Reinvested in Fund Shares	$215	$3,849	$311	$39,151

Expenses:
Mortality and Expense Risk Charges	172	1,243	409	36,832

Investment Income (Loss), Net	43	2,606	(98)	2,319

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	31,579
Realized Gains (Losses) on Sales of Investments, Net	251	(34)	938	45,815

Realized Gains (Losses) on Investments, Net	251	(34)	938	77,394

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,580)	(2,518)	(1,829)	(28,975)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(1,329)	(2,552)	(891)	48,419

Net Increase (Decrease) in Net Assets From Operations	$(1,286)	$54	$(989)	$50,738

(A)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(B)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(C)	Period from July 7, 2014 (fund commencement) to December 31, 2014
(D)	Period from January 1, 2014 through December 12, 2014 (fund termination)

See accompanying notes to financial statements
22

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4)	$(2)	$(1)	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	43	31	11	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8)	36	(4)	17	2	6

Net Increase (Decrease) in Net Assets From Operations	31	65	6	16	2	6

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds	—	—	—	—	—	—
Surrenders and Terminations	(2)	(29)	(1)	(1)	(1)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2)	(29)	(1)	(1)	(1)	—

Increase (Decrease) in Net Assets	29	36	5	15	1	6
Net Assets at Beginning of Period	252	216	63	48	23	17

Net Assets at End of Period	$281	$252	$68	$63	$24	$23

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Allianz AGIC Opportunity Fund
	2014	2013	2014 (C)	2013	2014	2013 (E)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$(25)
Realized Gains (Losses) on Investments, Net	—	—	2	—	—	382
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	1	—	—	(161)

Net Increase (Decrease) in Net Assets From Operations	—	—	3	—	—	196

Contract Transactions-All Products
Purchase Payments	—	—	110	—	—	8
Transfers Between Funds	—	—	(51)	—	—	(3,405)
Surrenders and Terminations	—	—	—	—	—	(156)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	4	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	(2)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	63	—	—	(3,555)

Increase (Decrease) in Net Assets	—	—	66	—	—	(3,359)
Net Assets at Beginning of Period	2	2	—	—	—	3,359

Net Assets at End of Period	$2	$2	$66	$—	$—	$—

See accompanying notes to financial statements	(Continued)
23

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund		AZL Columbia Small Cap Value Fund
	2014	2013	2014	2013	2014	2013 (F)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(124)	$(56)	$(488)	$(332)	$—	$(17)
Realized Gains (Losses) on Investments, Net	1,657	1,332	4,334	1,329	—	1,536
Net Change in Unrealized Appreciation (Depreciation) on Investments	(191)	1,946	(2,192)	5,091	—	(420)

Net Increase (Decrease) in Net Assets From Operations	1,342	3,222	1,654	6,088	—	1,099

Contract Transactions-All Products
Purchase Payments	355	1,539	1,173	2,381	—	116
Transfers Between Funds	792	(1,753)	(2,686)	(876)	—	(5,256)
Surrenders and Terminations	(980)	(1,314)	(2,009)	(1,173)	—	(218)
Rescissions	—	(1)	(1)	(63)	—	—
Bonus (Recapture)	4	13	11	13	—	—
Contract Maintenance Charge	(4)	(3)	(3)	(3)	—	(1)
Rider charge	(316)	(280)	(131)	(82)	—	(10)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(149)	(1,799)	(3,646)	197	—	(5,369)

Increase (Decrease) in Net Assets	1,193	1,423	(1,992)	6,285	—	(4,270)
Net Assets at Beginning of Period	32,030	30,607	25,937	19,652	—	4,270

Net Assets at End of Period	$33,223	$32,030	$23,945	$25,937	$—	$—

	AZL Dreyfus Research Growth Fund		AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund
	2014	2013	2014 (B)	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(151)	$(111)	$—	$—	$(203)	$(164)
Realized Gains (Losses) on Investments, Net	1,031	403	—	—	2,875	942
Net Change in Unrealized Appreciation (Depreciation) on Investments	(392)	1,642	3	—	(1,935)	2,146

Net Increase (Decrease) in Net Assets From Operations	488	1,934	3	—	737	2,924

Contract Transactions-All Products
Purchase Payments	442	652	320	—	152	304
Transfers Between Funds	(286)	381	21	—	(2,650)	4,234
Surrenders and Terminations	(548)	(659)	(1)	—	(1,386)	(822)
Rescissions	—	(1)	—	—	—	—
Bonus (Recapture)	2	7	—	—	5	11
Contract Maintenance Charge	(1)	(1)	—	—	(2)	(1)
Rider charge	(29)	(17)	(1)	—	(34)	(19)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(420)	362	339	—	(3,915)	3,707

Increase (Decrease) in Net Assets	68	2,296	342	—	(3,178)	6,631
Net Assets at Beginning of Period	7,929	5,633	—	—	16,393	9,762

Net Assets at End of Period	$7,997	$7,929	$342	$—	$13,215	$16,393

See accompanying notes to financial statements	(Continued)
24

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Gateway Fund		AZL Growth Index Strategy Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(99)	$(6)	$(35)	$(61)	$(678)	$(516)
Realized Gains (Losses) on Investments, Net	1,957	1,020	148	83	4,385	3,362
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,632)	4,001	33	545	2,762	16,429

Net Increase (Decrease) in Net Assets From Operations	226	5,015	146	567	6,469	19,275

Contract Transactions-All Products
Purchase Payments	973	1,923	116	1,074	2,803	4,232
Transfers Between Funds	2,704	6,718	1,102	526	14,057	12,234
Surrenders and Terminations	(2,737)	(747)	(422)	(106)	(4,753)	(3,115)
Rescissions	—	(34)	(45)	(45)	(59)	(53)
Bonus (Recapture)	6	16	(2)	(1)	5	8
Contract Maintenance Charge	(5)	(4)	(1)	—	(12)	(11)
Rider charge	(535)	(385)	(142)	(107)	(1,715)	(1,262)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	406	7,487	606	1,341	10,326	12,033

Increase (Decrease) in Net Assets	632	12,502	752	1,908	16,795	31,308
Net Assets at Beginning of Period	40,561	28,059	9,399	7,491	128,520	97,212

Net Assets at End of Period	$41,193	$40,561	$10,151	$9,399	$145,315	$128,520

	AZL International Index Fund		AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(5)	$(1)	$(406)	$(291)	$(109)	$(87)
Realized Gains (Losses) on Investments, Net	273	438	2,829	2,114	1,296	427
Net Change in Unrealized Appreciation (Depreciation) on Investments	(832)	677	197	4,572	(407)	1,889

Net Increase (Decrease) in Net Assets From Operations	(564)	1,114	2,620	6,395	780	2,229

Contract Transactions-All Products
Purchase Payments	893	1,506	1,581	1,074	1,093	1,908
Transfers Between Funds	82	(1,698)	4,714	4,460	(1,784)	1,806
Surrenders and Terminations	(378)	(403)	(2,188)	(2,889)	(1,087)	(490)
Rescissions	—	(1)	—	(1)	(6)	(2)
Bonus (Recapture)	3	15	38	8	27	15
Contract Maintenance Charge	(1)	(1)	(4)	(3)	(1)	(1)
Rider charge	(47)	(24)	(471)	(295)	(57)	(29)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	552	(606)	3,670	2,354	(1,815)	3,207

Increase (Decrease) in Net Assets	(12)	508	6,290	8,749	(1,035)	5,436
Net Assets at Beginning of Period	6,603	6,095	37,443	28,694	11,288	5,852

Net Assets at End of Period	$6,591	$6,603	$43,733	$37,443	$10,253	$11,288

See accompanying notes to financial statements	(Continued)
25

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(91)	$(119)	$(130)	$10	$(154)	$(116)
Realized Gains (Losses) on Investments, Net	648	443	441	387	946	585
Net Change in Unrealized Appreciation (Depreciation) on Investments	(827)	1,868	(1,741)	2,048	433	2,319

Net Increase (Decrease) in Net Assets From Operations	(270)	2,192	(1,430)	2,445	1,225	2,788

Contract Transactions-All Products
Purchase Payments	1,452	1,598	336	960	771	821
Transfers Between Funds	(179)	(465)	99	54	(489)	58
Surrenders and Terminations	(897)	(730)	(1,032)	(885)	(804)	(694)
Rescissions	—	(14)	(1)	(2)	—	—
Bonus (Recapture)	16	8	1	3	15	11
Contract Maintenance Charge	(2)	(2)	(2)	(2)	(2)	(1)
Rider charge	(60)	(32)	(44)	(26)	(31)	(15)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	330	363	(643)	102	(540)	180

Increase (Decrease) in Net Assets	60	2,555	(2,073)	2,547	685	2,968
Net Assets at Beginning of Period	15,639	13,084	15,954	13,407	11,061	8,093

Net Assets at End of Period	$15,699	$15,639	$13,881	$15,954	$11,746	$11,061

	AZL MFS Investors Trust Fund		AZL MFS Mid Cap Value Fund		AZL MFS Value Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(177)	$(155)	$(177)	$(110)	$(80)	$(49)
Realized Gains (Losses) on Investments, Net	1,409	765	1,496	548	738	422
Net Change in Unrealized Appreciation (Depreciation) on Investments	(299)	2,263	(454)	2,017	276	2,726

Net Increase (Decrease) in Net Assets From Operations	933	2,873	865	2,455	934	3,099

Contract Transactions-All Products
Purchase Payments	296	821	628	1,220	499	1,274
Transfers Between Funds	(1,242)	(290)	(398)	804	(1,265)	640
Surrenders and Terminations	(669)	(643)	(953)	(562)	(857)	(1,034)
Rescissions	—	(3)	—	(1)	(6)	—
Bonus (Recapture)	5	18	18	9	2	14
Contract Maintenance Charge	(2)	(2)	(1)	(1)	(1)	(1)
Rider charge	(33)	(20)	(72)	(44)	(62)	(38)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,645)	(119)	(778)	1,425	(1,690)	855

Increase (Decrease) in Net Assets	(712)	2,754	87	3,880	(756)	3,954
Net Assets at Beginning of Period	12,623	9,869	10,814	6,934	12,855	8,901

Net Assets at End of Period	$11,911	$12,623	$10,901	$10,814	$12,099	$12,855

See accompanying notes to financial statements	(Continued)
26

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(80)	$(49)	$(781)	$(894)	$(45)	$67
Realized Gains (Losses) on Investments, Net	704	284	3	1	245	217
Net Change in Unrealized Appreciation (Depreciation) on Investments	(75)	1,129	—	—	172	(243)

Net Increase (Decrease) in Net Assets From Operations	549	1,364	(778)	(893)	372	41

Contract Transactions-All Products
Purchase Payments	1,250	2,769	40,957	28,727	49	70
Transfers Between Funds	(1,448)	705	(33,248)	(25,537)	(44)	(139)
Surrenders and Terminations	(128)	(101)	(9,225)	(5,619)	(290)	(259)
Rescissions	—	(60)	(178)	(275)	(6)	—
Bonus (Recapture)	23	38	642	190	2	—
Contract Maintenance Charge	(1)	(1)	(8)	(10)	—	—
Rider charge	(75)	(34)	(222)	(217)	(8)	(7)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(379)	3,316	(1,282)	(2,741)	(297)	(335)

Increase (Decrease) in Net Assets	170	4,680	(2,060)	(3,634)	75	(294)
Net Assets at Beginning of Period	7,840	3,160	45,687	49,321	3,493	3,787

Net Assets at End of Period	$8,010	$7,840	$43,627	$45,687	$3,568	$3,493

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(495)	$(337)	$(107)	$(203)	$(1,068)	$(645)
Realized Gains (Losses) on Investments, Net	3,523	1,713	344	117	978	217
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,308)	5,130	638	1,423	292	5,352

Net Increase (Decrease) in Net Assets From Operations	(280)	6,506	875	1,337	202	4,924

Contract Transactions-All Products
Purchase Payments	815	1,500	7,227	6,025	23,777	27,381
Transfers Between Funds	(1,563)	(551)	149	(108)	1,538	3,334
Surrenders and Terminations	(1,095)	(1,055)	(563)	(147)	(1,205)	(339)
Rescissions	(1)	(13)	—	(81)	(64)	(230)
Bonus (Recapture)	7	12	29	36	58	82
Contract Maintenance Charge	(3)	(3)	(3)	(2)	(8)	(4)
Rider charge	(100)	(58)	(251)	(149)	(884)	(462)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,940)	(168)	6,588	5,574	23,212	29,762

Increase (Decrease) in Net Assets	(2,220)	6,338	7,463	6,911	23,414	34,686
Net Assets at Beginning of Period	24,712	18,374	16,772	9,861	60,876	26,190

Net Assets at End of Period	$22,492	$24,712	$24,235	$16,772	$84,290	$60,876

See accompanying notes to financial statements	(Continued)
27

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Balanced Fund (Pre-Merger)
	2014	2013	2014	2013	2014	2013 (E)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(117)	$(97)	$(393)	$12	$—	$(52)
Realized Gains (Losses) on Investments, Net	299	61	1,951	1,405	—	1,088
Net Change in Unrealized Appreciation (Depreciation) on Investments	(291)	959	1,087	5,644	—	(346)

Net Increase (Decrease) in Net Assets From Operations	(109)	923	2,645	7,061	—	690

Contract Transactions-All Products
Purchase Payments	14,059	8,887	11,039	9,613	—	4,165
Transfers Between Funds	2,454	2,003	146	17,203	—	(17,874)
Surrenders and Terminations	(254)	(73)	(4,141)	(3,398)	—	(86)
Rescissions	(103)	—	—	(115)	—	(96)
Bonus (Recapture)	58	59	98	72	—	28
Contract Maintenance Charge	(3)	—	(11)	(9)	—	(1)
Rider charge	(240)	(62)	(1,014)	(685)	—	(53)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	15,971	10,814	6,117	22,681	—	(13,917)

Increase (Decrease) in Net Assets	15,862	11,737	8,762	29,742	—	(13,227)
Net Assets at Beginning of Period	13,410	1,673	93,611	63,869	—	13,227

Net Assets at End of Period	$29,272	$13,410	$102,373	$93,611	$—	$—

	AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(16)	$182	$(349)	$(307)	$(942)	$(285)
Realized Gains (Losses) on Investments, Net	789	677	1,270	631	4,930	3,288
Net Change in Unrealized Appreciation (Depreciation) on Investments	(55)	364	(183)	4,706	2,133	20,778

Net Increase (Decrease) in Net Assets From Operations	718	1,223	738	5,030	6,121	23,781

Contract Transactions-All Products
Purchase Payments	4,087	2,829	5,697	3,746	29,631	27,095
Transfers Between Funds	1,043	3,870	(533)	127	(2,844)	39,674
Surrenders and Terminations	(615)	(825)	(3,515)	(1,746)	(8,452)	(5,544)
Rescissions	—	—	(97)	(16)	(5)	(737)
Bonus (Recapture)	73	25	8	11	115	194
Contract Maintenance Charge	(2)	(2)	(5)	(4)	(25)	(20)
Rider charge	(296)	(197)	(108)	(48)	(2,893)	(1,960)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	4,290	5,700	1,447	2,070	15,527	58,702

Increase (Decrease) in Net Assets	5,008	6,923	2,185	7,100	21,648	82,483
Net Assets at Beginning of Period	21,283	14,360	36,790	29,690	231,516	149,033

Net Assets at End of Period	$26,291	$21,283	$38,975	$36,790	$253,164	$231,516

See accompanying notes to financial statements	(Continued)
28

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund
	2014	2013 (E)	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(150)	$(838)	$(871)	$(399)	$(204)
Realized Gains (Losses) on Investments, Net	—	3,021	1,842	523	404	225
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(998)	4,198	9,818	2,267	2,323

Net Increase (Decrease) in Net Assets From Operations	—	1,873	5,202	9,470	2,272	2,344

Contract Transactions-All Products
Purchase Payments	—	8,059	42,581	40,142	17,630	11,152
Transfers Between Funds	—	(39,598)	5,953	5,686	5,089	3,521
Surrenders and Terminations	—	(317)	(1,453)	(433)	(539)	(208)
Rescissions	—	(213)	(59)	(190)	—	(71)
Bonus (Recapture)	—	35	342	239	163	80
Contract Maintenance Charge	—	(1)	(10)	(4)	(3)	(1)
Rider charge	—	(124)	(1,331)	(591)	(403)	(139)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(32,159)	46,023	44,849	21,937	14,334

Increase (Decrease) in Net Assets	—	(30,286)	51,225	54,319	24,209	16,678
Net Assets at Beginning of Period	—	30,286	86,309	31,990	23,484	6,806

Net Assets at End of Period	$—	$—	$137,534	$86,309	$47,693	$23,484

	AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2014 (A)	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(134)	$—	$1	$—	$(162)	$(142)
Realized Gains (Losses) on Investments, Net	1,569	—	1	—	930	581
Net Change in Unrealized Appreciation (Depreciation) on Investments	(345)	—	(5)	—	(1,256)	1,984

Net Increase (Decrease) in Net Assets From Operations	1,090	—	(3)	—	(488)	2,423

Contract Transactions-All Products
Purchase Payments	13,593	—	36	—	162	349
Transfers Between Funds	12,837	—	3	—	(1,150)	3,213
Surrenders and Terminations	(398)	—	(1)	—	(552)	(608)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	59	—	—	—	5	13
Contract Maintenance Charge	(1)	—	—	—	(1)	(1)
Rider charge	(120)	—	—	—	(19)	(14)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	25,970	—	38	—	(1,555)	2,952

Increase (Decrease) in Net Assets	27,060	—	35	—	(2,043)	5,375
Net Assets at Beginning of Period	—	—	—	—	8,641	3,266

Net Assets at End of Period	$27,060	$—	$35	$—	$6,598	$8,641

See accompanying notes to financial statements	(Continued)
29

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$17	$(9)	$2	$1	$3	$2
Realized Gains (Losses) on Investments, Net	(4)	—	51	—	36	3
Net Change in Unrealized Appreciation (Depreciation) on Investments	83	(13)	(9)	16	(15)	11

Net Increase (Decrease) in Net Assets From Operations	96	(22)	44	17	24	16

Contract Transactions-All Products
Purchase Payments	3,021	1,718	406	40	267	55
Transfers Between Funds	1,312	361	328	(2)	159	—
Surrenders and Terminations	(84)	—	(9)	—	(5)	(2)
Rescissions	(32)	(2)	—	—	—	—
Bonus (Recapture)	33	1	8	—	1	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	(48)	(8)	(2)	—	(1)	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	4,202	2,070	731	38	421	53

Increase (Decrease) in Net Assets	4,298	2,048	775	55	445	69
Net Assets at Beginning of Period	2,119	71	86	31	101	32

Net Assets at End of Period	$6,417	$2,119	$861	$86	$546	$101

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(235)	$(192)	$(7)	$(7)	$(147)	$(148)
Realized Gains (Losses) on Investments, Net	3,016	2,146	35	85	179	160
Net Change in Unrealized Appreciation (Depreciation) on Investments	669	4,820	(115)	(138)	(608)	(440)

Net Increase (Decrease) in Net Assets From Operations	3,450	6,774	(87)	(60)	(576)	(428)

Contract Transactions-All Products
Purchase Payments	2,802	5,663	1	1	72	77
Transfers Between Funds	(1,977)	(2,592)	(4)	(129)	(512)	(333)
Surrenders and Terminations	(2,396)	(1,531)	(46)	(62)	(608)	(945)
Rescissions	—	(9)	—	—	—	(2)
Bonus (Recapture)	29	44	—	—	2	1
Contract Maintenance Charge	(5)	(3)	(1)	(1)	(1)	(1)
Rider charge	(194)	(97)	—	—	(14)	(13)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,741)	1,475	(50)	(191)	(1,061)	(1,216)

Increase (Decrease) in Net Assets	1,709	8,249	(137)	(251)	(1,637)	(1,644)
Net Assets at Beginning of Period	31,124	22,875	1,388	1,639	8,962	10,606

Net Assets at End of Period	$32,833	$31,124	$1,251	$1,388	$7,325	$8,962

See accompanying notes to financial statements	(Continued)
30

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(129)	$(97)	$(390)	$(262)	$—	$—
Realized Gains (Losses) on Investments, Net	1,180	911	3,895	1,181	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(876)	1,699	(1,590)	3,677	—	—

Net Increase (Decrease) in Net Assets From Operations	175	2,513	1,915	4,596	—	—

Contract Transactions-All Products
Purchase Payments	78	448	1,386	1,394	—	—
Transfers Between Funds	(1,078)	(439)	(629)	(677)	—	—
Surrenders and Terminations	(643)	(622)	(2,242)	(1,368)	—	—
Rescissions	—	—	(12)	(60)	—	—
Bonus (Recapture)	4	16	17	4	—	—
Contract Maintenance Charge	(1)	(1)	(3)	(3)	—	—
Rider charge	(15)	(13)	(62)	(34)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,655)	(611)	(1,545)	(744)	—	—

Increase (Decrease) in Net Assets	(1,480)	1,902	370	3,852	—	—
Net Assets at Beginning of Period	8,834	6,932	21,189	17,337	—	—

Net Assets at End of Period	$7,354	$8,834	$21,559	$21,189	$—	$—

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$590	$(807)	$—	$—	$(10)	$(12)
Realized Gains (Losses) on Investments, Net	13,519	7,138	—	—	64	57
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13,724)	8,900	—	—	(36)	180

Net Increase (Decrease) in Net Assets From Operations	385	15,231	—	—	18	225

Contract Transactions-All Products
Purchase Payments	3,181	7,153	—	—	—	—
Transfers Between Funds	(7,114)	182	—	—	(3)	(7)
Surrenders and Terminations	(5,729)	(3,654)	—	—	(161)	(208)
Rescissions	(1)	(108)	—	—	—	—
Bonus (Recapture)	14	25	—	—	—	—
Contract Maintenance Charge	(16)	(16)	—	—	—	—
Rider charge	(1,703)	(1,406)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(11,368)	2,176	—	—	(164)	(215)

Increase (Decrease) in Net Assets	(10,983)	17,407	—	—	(146)	10
Net Assets at Beginning of Period	137,841	120,434	—	—	571	561

Net Assets at End of Period	$126,858	$137,841	$—	$—	$425	$571

See accompanying notes to financial statements	(Continued)
31

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(24)	$(35)	$(2)	$(2)
Realized Gains (Losses) on Investments, Net	1	—	419	124	46	24
Net Change in Unrealized Appreciation (Depreciation) on Investments	2	2	(209)	408	(36)	33

Net Increase (Decrease) in Net Assets From Operations	3	2	186	497	8	55

Contract Transactions-All Products
Purchase Payments	—	—	17	10	—	—
Transfers Between Funds	—	—	(119)	(220)	2	—
Surrenders and Terminations	(1)	—	(224)	(158)	(50)	(59)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	1	1	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1)	—	(325)	(367)	(48)	(59)

Increase (Decrease) in Net Assets	2	2	(139)	130	(40)	(4)
Net Assets at Beginning of Period	10	8	2,062	1,932	205	209

Net Assets at End of Period	$12	$10	$1,923	$2,062	$165	$205

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$7	$3	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(6)	—	—	—

Net Increase (Decrease) in Net Assets From Operations	—	—	1	3	—	—

Contract Transactions-All Products
Purchase Payments	—	—	36	237	5	—
Transfers Between Funds	—	—	(23)	—	—	—
Surrenders and Terminations	—	—	(1)	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	12	237	5	—

Increase (Decrease) in Net Assets	—	—	13	240	5	—
Net Assets at Beginning of Period	—	—	240	—	—	—

Net Assets at End of Period	$—	$—	$253	$240	$5	$—

See accompanying notes to financial statements	(Continued)
32

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Fidelity VIP Funds Manager 50% Portfolio		Fidelity VIP Funds Manager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(25)	$(26)	$(35)	$(42)	$—	$—
Realized Gains (Losses) on Investments, Net	110	81	519	497	—	2
Net Change in Unrealized Appreciation (Depreciation) on Investments	40	325	(97)	924	1	2

Net Increase (Decrease) in Net Assets From Operations	125	380	387	1,379	1	4

Contract Transactions-All Products
Purchase Payments	134	293	637	460	—	10
Transfers Between Funds	309	(37)	1,358	274	—	—
Surrenders and Terminations	(77)	(68)	(289)	(262)	—	(1)
Rescissions	—	—	(213)	—	—	—
Bonus (Recapture)	1	—	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)	—	—
Rider charge	(50)	(35)	(144)	(107)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	317	153	1,348	364	—	9

Increase (Decrease) in Net Assets	442	533	1,735	1,743	1	13
Net Assets at Beginning of Period	3,344	2,811	9,867	8,124	13	—

Net Assets at End of Period	$3,786	$3,344	$11,602	$9,867	$14	$13

	Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$59	$1,103	$(58)	$148
Realized Gains (Losses) on Investments, Net	—	—	343	2,237	(161)	(267)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(362)	(1,171)	798	178

Net Increase (Decrease) in Net Assets From Operations	—	—	40	2,169	579	59

Contract Transactions-All Products
Purchase Payments	—	—	36	296	3	26
Transfers Between Funds	—	—	138	(788)	(180)	(31)
Surrenders and Terminations	—	—	(1,007)	(478)	(528)	(748)
Rescissions	—	—	—	—	—	(2)
Bonus (Recapture)	—	—	2	10	—	—
Contract Maintenance Charge	—	—	(1)	(1)	(1)	(2)
Rider charge	—	—	(8)	(8)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	(840)	(969)	(706)	(757)

Increase (Decrease) in Net Assets	—	—	(800)	1,200	(127)	(698)
Net Assets at Beginning of Period	—	—	11,928	10,728	4,703	5,401

Net Assets at End of Period	$—	$—	$11,128	$11,928	$4,576	$4,703

See accompanying notes to financial statements	(Continued)
33

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund		Franklin Income VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$189	$213	$848	$1,071	$3,462	$3,698
Realized Gains (Losses) on Investments, Net	196	(29)	183	215	1,576	851
Net Change in Unrealized Appreciation (Depreciation) on Investments	980	4,214	(1,352)	(134)	(2,692)	4,524

Net Increase (Decrease) in Net Assets From Operations	1,365	4,398	(321)	1,152	2,346	9,073

Contract Transactions-All Products
Purchase Payments	9	42	181	203	23,620	17,979
Transfers Between Funds	(43)	—	624	589	5,887	3,323
Surrenders and Terminations	(1,521)	(2,291)	(1,465)	(1,832)	(6,622)	(4,984)
Rescissions	—	—	—	—	(23)	(109)
Bonus (Recapture)	—	1	2	1	47	96
Contract Maintenance Charge	(7)	(8)	(4)	(4)	(17)	(15)
Rider charge	—	—	(121)	(94)	(806)	(413)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,562)	(2,256)	(783)	(1,137)	22,086	15,877

Increase (Decrease) in Net Assets	(197)	2,142	(1,104)	15	24,432	24,950
Net Assets at Beginning of Period	18,793	16,651	19,566	19,551	94,471	69,521

Net Assets at End of Period	$18,596	$18,793	$18,462	$19,566	$118,903	$94,471

	Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(26)	$(29)	$34	$55	$(52)	$(5)
Realized Gains (Losses) on Investments, Net	203	120	1,852	1,262	1,407	1,158
Net Change in Unrealized Appreciation (Depreciation) on Investments	378	1,125	(290)	5,215	(10)	3,671

Net Increase (Decrease) in Net Assets From Operations	555	1,216	1,596	6,532	1,345	4,824

Contract Transactions-All Products
Purchase Payments	1	3	1,987	2,686	21	73
Transfers Between Funds	(35)	(124)	(2,138)	(609)	(223)	251
Surrenders and Terminations	(546)	(460)	(2,395)	(2,099)	(1,882)	(2,492)
Rescissions	—	—	(6)	(22)	—	—
Bonus (Recapture)	(2)	—	19	24	1	1
Contract Maintenance Charge	(2)	(2)	(6)	(5)	(7)	(8)
Rider charge	—	—	(116)	(65)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(584)	(583)	(2,655)	(90)	(2,090)	(2,175)

Increase (Decrease) in Net Assets	(29)	633	(1,059)	6,442	(745)	2,649
Net Assets at Beginning of Period	5,457	4,824	31,539	25,097	20,811	18,162

Net Assets at End of Period	$5,428	$5,457	$30,480	$31,539	$20,066	$20,811

See accompanying notes to financial statements	(Continued)
34

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Franklin Small Cap Value VIP Fund		Franklin Small-Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(28)	$(15)	$(77)	$(72)	$1	$—
Realized Gains (Losses) on Investments, Net	225	205	961	379	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(227)	388	(624)	987	(1)	—

Net Increase (Decrease) in Net Assets From Operations	(30)	578	260	1,294	—	—

Contract Transactions-All Products
Purchase Payments	4	6	7	11	—	15
Transfers Between Funds	(24)	(41)	(72)	(118)	—	—
Surrenders and Terminations	(153)	(421)	(314)	(329)	—	—
Rescissions	—	—	—	(2)	—	—
Bonus (Recapture)	—	—	—	1	—	—
Contract Maintenance Charge	—	—	(2)	(2)	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(173)	(456)	(381)	(439)	—	15

Increase (Decrease) in Net Assets	(203)	122	(121)	855	—	15
Net Assets at Beginning of Period	2,044	1,922	4,648	3,793	15	—

Net Assets at End of Period	$1,841	$2,044	$4,527	$4,648	$15	$15

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$299	$404	$(3)	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	(200)	(187)	5	2	1	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	422	(1,580)	10	53	—	—

Net Increase (Decrease) in Net Assets From Operations	521	(1,363)	12	54	1	—

Contract Transactions-All Products
Purchase Payments	2,842	3,053	—	—	10	—
Transfers Between Funds	196	(2,265)	—	(3)	—	—
Surrenders and Terminations	(3,555)	(2,890)	(14)	(17)	—	—
Rescissions	(17)	(22)	—	—	—	—
Bonus (Recapture)	48	26	—	—	—	—
Contract Maintenance Charge	(8)	(8)	—	—	—	—
Rider charge	(207)	(161)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(701)	(2,267)	(14)	(20)	10	—

Increase (Decrease) in Net Assets	(180)	(3,630)	(2)	34	11	—
Net Assets at Beginning of Period	31,341	34,971	186	152	—	—

Net Assets at End of Period	$31,161	$31,341	$184	$186	$11	$—

See accompanying notes to financial statements	(Continued)
35

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Core Equity Fund		Ivy Funds VIP Asset Strategy Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(1)	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	4	11	—	—

Net Increase (Decrease) in Net Assets From Operations	—	—	3	11	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	8	—
Transfers Between Funds	—	—	—	—	—	—
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	—	—	8	—

Increase (Decrease) in Net Assets	—	—	3	11	8	—
Net Assets at Beginning of Period	—	—	53	42	—	—

Net Assets at End of Period	$—	$—	$56	$53	$8	$—

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	—	—	—	1	—

Net Increase (Decrease) in Net Assets From Operations	(1)	—	—	—	1	—

Contract Transactions-All Products
Purchase Payments	—	7	—	—	12	—
Transfers Between Funds	—	1	—	—	—	—
Surrenders and Terminations	—	—	—	—	(1)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	8	—	—	11	—

Increase (Decrease) in Net Assets	(1)	8	—	—	12	—
Net Assets at Beginning of Period	8	—	—	—	—	—

Net Assets at End of Period	$7	$8	$—	$—	$12	$—

See accompanying notes to financial statements	(Continued)
36

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$(8)	$(8)
Realized Gains (Losses) on Investments, Net	3	—	1	—	53	6
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2)	3	—	—	(20)	116

Net Increase (Decrease) in Net Assets From Operations	1	3	1	—	25	114

Contract Transactions-All Products
Purchase Payments	10	23	—	7	—	—
Transfers Between Funds	(25)	—	—	1	(1)	(7)
Surrenders and Terminations	—	(1)	(1)	—	(116)	(3)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(15)	22	(1)	8	(117)	(10)

Increase (Decrease) in Net Assets	(14)	25	—	8	(92)	104
Net Assets at Beginning of Period	25	—	8	—	438	334

Net Assets at End of Period	$11	$25	$8	$8	$346	$438

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2014 (D)	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(1)	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	1	—	2	5

Net Increase (Decrease) in Net Assets From Operations	—	—	—	—	2	5

Contract Transactions-All Products
Purchase Payments	—	—	127	—	—	—
Transfers Between Funds	—	—	34	—	—	—
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	1	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	162	—	—	—

Increase (Decrease) in Net Assets	—	—	162	—	2	5
Net Assets at Beginning of Period	—	—	—	—	20	15

Net Assets at End of Period	$—	$—	$162	$—	$22	$20

See accompanying notes to financial statements	(Continued)
37

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		MFS VIT II International Value Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	6	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—	(4)	4

Net Increase (Decrease) in Net Assets From Operations	—	—	—	—	2	4

Contract Transactions-All Products
Purchase Payments	7	—	—	—	7	34
Transfers Between Funds	—	—	—	—	(36)	4
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	7	—	—	—	(29)	38

Increase (Decrease) in Net Assets	7	—	—	—	(27)	42
Net Assets at Beginning of Period	—	—	—	—	42	—

Net Assets at End of Period	$7	$—	$—	$—	$15	$42

	MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio		Oppenheimer Diversified Alternatives Fund/VA
	2014	2013	2014	2013	2014 (B)	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2	—	—	—	—	—

Net Increase (Decrease) in Net Assets From Operations	1	—	—	—	—	—

Contract Transactions-All Products
Purchase Payments	481	—	—	—	—	—
Transfers Between Funds	4,734	—	2	2	—	—
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	5	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	(1)	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	5,219	—	2	2	—	—

Increase (Decrease) in Net Assets	5,220	—	2	2	—	—
Net Assets at Beginning of Period	—	—	2	—	—	—

Net Assets at End of Period	$5,220	$—	$4	$2	$—	$—

See accompanying notes to financial statements	(Continued)
38

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA		Oppenheimer International Growth Fund/VA
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(12)	$(9)	$4	$5	$—	$—
Realized Gains (Losses) on Investments, Net	78	50	—	1	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(66)	179	(2)	(9)	(2)	—

Net Increase (Decrease) in Net Assets From Operations	—	220	2	(3)	(2)	—

Contract Transactions-All Products
Purchase Payments	1	—	—	—	18	—
Transfers Between Funds	10	(24)	14	12	2	2
Surrenders and Terminations	(72)	(125)	(12)	(43)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(61)	(149)	2	(31)	20	2

Increase (Decrease) in Net Assets	(61)	71	4	(34)	18	2
Net Assets at Beginning of Period	1,039	968	159	193	2	—

Net Assets at End of Period	$978	$1,039	$163	$159	$20	$2

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(18)	$(14)	$(380)	$29	$1,365	$1,119
Realized Gains (Losses) on Investments, Net	144	71	1,155	562	26	151
Net Change in Unrealized Appreciation (Depreciation) on Investments	(29)	264	(929)	2,398	(1,944)	(1,808)

Net Increase (Decrease) in Net Assets From Operations	97	321	(154)	2,989	(553)	(538)

Contract Transactions-All Products
Purchase Payments	14	—	120	270	5,458	7,519
Transfers Between Funds	(30)	(83)	(280)	(888)	(1,767)	(4,076)
Surrenders and Terminations	(236)	(131)	(1,631)	(1,672)	(2,044)	(1,039)
Rescissions	—	—	—	(3)	—	(7)
Bonus (Recapture)	—	—	1	2	24	28
Contract Maintenance Charge	—	—	(4)	(4)	(5)	(4)
Rider charge	—	—	(34)	(26)	(426)	(356)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(252)	(214)	(1,828)	(2,321)	1,240	2,065

Increase (Decrease) in Net Assets	(155)	107	(1,982)	668	687	1,527
Net Assets at Beginning of Period	1,345	1,238	19,468	18,800	36,895	35,368

Net Assets at End of Period	$1,190	$1,345	$17,486	$19,468	$37,582	$36,895

See accompanying notes to financial statements	(Continued)
39

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	PIMCO VIT Commodity Real Return Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(96)	$(25)	$502	$601	$25	$(5)
Realized Gains (Losses) on Investments, Net	(640)	(525)	253	415	(6)	(10)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(309)	(566)	(726)	(2,807)	(281)	(193)

Net Increase (Decrease) in Net Assets From Operations	(1,045)	(1,116)	29	(1,791)	(262)	(208)

Contract Transactions-All Products
Purchase Payments	49	53	142	217	1,035	2,311
Transfers Between Funds	(42)	(195)	(670)	(4,545)	1,176	546
Surrenders and Terminations	(475)	(399)	(1,020)	(2,216)	(206)	(97)
Rescissions	—	—	—	—	—	(100)
Bonus (Recapture)	2	1	2	1	2	3
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(1)	—
Rider charge	(13)	(14)	(146)	(156)	(84)	(42)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(480)	(555)	(1,694)	(6,701)	1,922	2,621

Increase (Decrease) in Net Assets	(1,525)	(1,671)	(1,665)	(8,492)	1,660	2,413
Net Assets at Beginning of Period	5,329	7,000	14,639	23,131	5,591	3,178

Net Assets at End of Period	$3,804	$5,329	$12,974	$14,639	$7,251	$5,591

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Allocation Portfolio		PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$33	$(58)	$190	$530	$198	$20
Realized Gains (Losses) on Investments, Net	46	(51)	(655)	(618)	(64)	7
Net Change in Unrealized Appreciation (Depreciation) on Investments	(42)	(657)	1,312	(3,352)	93	(441)

Net Increase (Decrease) in Net Assets From Operations	37	(766)	847	(3,440)	227	(414)

Contract Transactions-All Products
Purchase Payments	52	68	522	889	3,894	4,331
Transfers Between Funds	(530)	(20)	(6,712)	(913)	(120)	395
Surrenders and Terminations	(405)	(326)	(1,219)	(1,446)	(187)	(246)
Rescissions	—	—	—	—	—	(49)
Bonus (Recapture)	1	1	7	4	51	18
Contract Maintenance Charge	(1)	(1)	(3)	(4)	(1)	(1)
Rider charge	(47)	(46)	(379)	(396)	(104)	(58)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(930)	(324)	(7,784)	(1,866)	3,533	4,390

Increase (Decrease) in Net Assets	(893)	(1,090)	(6,937)	(5,306)	3,760	3,976
Net Assets at Beginning of Period	6,407	7,497	30,254	35,560	7,131	3,155

Net Assets at End of Period	$5,514	$6,407	$23,317	$30,254	$10,891	$7,131

See accompanying notes to financial statements	(Continued)
40

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,503	$1,900	$—	$—	$(127)	$(13)
Realized Gains (Losses) on Investments, Net	287	345	—	—	(406)	(6)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,895)	(259)	—	—	997	(4,418)

Net Increase (Decrease) in Net Assets From Operations	895	1,986	—	—	464	(4,437)

Contract Transactions-All Products
Purchase Payments	9,901	13,867	40	—	2,753	5,198
Transfers Between Funds	3,028	5,475	10	9	(279)	(338)
Surrenders and Terminations	(2,241)	(1,806)	—	—	(2,175)	(1,982)
Rescissions	(82)	(114)	—	—	—	(105)
Bonus (Recapture)	73	57	—	—	22	43
Contract Maintenance Charge	(9)	(6)	—	—	(6)	(6)
Rider charge	(749)	(423)	—	—	(385)	(299)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	9,921	17,050	50	9	(70)	2,511

Increase (Decrease) in Net Assets	10,816	19,036	50	9	394	(1,926)
Net Assets at Beginning of Period	60,858	41,822	9	—	37,003	38,929

Net Assets at End of Period	$71,674	$60,858	$59	$9	$37,397	$37,003

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$472	$427	$(104)	$(160)	$—	$—
Realized Gains (Losses) on Investments, Net	(39)	1,071	55	152	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,935	(5,170)	277	(483)	—	—

Net Increase (Decrease) in Net Assets From Operations	2,368	(3,672)	228	(491)	—	—

Contract Transactions-All Products
Purchase Payments	6,438	13,034	2,982	4,950	—	—
Transfers Between Funds	(2,401)	(11,550)	2,511	2,666	—	—
Surrenders and Terminations	(5,126)	(4,567)	(1,176)	(332)	—	—
Rescissions	(17)	(203)	—	(121)	—	—
Bonus (Recapture)	44	66	32	11	—	—
Contract Maintenance Charge	(14)	(13)	(2)	(1)	—	—
Rider charge	(977)	(786)	(219)	(122)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2,053)	(4,019)	4,128	7,051	—	—

Increase (Decrease) in Net Assets	315	(7,691)	4,356	6,560	—	—
Net Assets at Beginning of Period	94,691	102,382	16,556	9,996	—	—

Net Assets at End of Period	$95,006	$94,691	$20,912	$16,556	$—	$—

See accompanying notes to financial statements	(Continued)
41

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$(3)	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	(17)	(14)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	12	41	1	—	1	—

Net Increase (Decrease) in Net Assets From Operations	(7)	24	1	—	1	—

Contract Transactions-All Products
Purchase Payments	—	—	37	—	20	—
Transfers Between Funds	(11)	—	—	—	7	8
Surrenders and Terminations	(97)	(50)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(108)	(50)	37	—	27	8

Increase (Decrease) in Net Assets	(115)	(26)	38	—	28	8
Net Assets at Beginning of Period	151	177	—	—	8	—

Net Assets at End of Period	$36	$151	$38	$—	$36	$8

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$43	$90	$2,606	$2,060
Realized Gains (Losses) on Investments, Net	1	—	251	221	(34)	821
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(1,580)	1,783	(2,518)	(2,992)

Net Increase (Decrease) in Net Assets From Operations	1	—	(1,286)	2,094	54	(111)

Contract Transactions-All Products
Purchase Payments	7	—	14	34	7,811	13,778
Transfers Between Funds	—	—	(334)	(238)	3,076	6,515
Surrenders and Terminations	(1)	—	(822)	(1,386)	(2,621)	(2,448)
Rescissions	—	—	—	—	(2)	(39)
Bonus (Recapture)	—	—	—	—	19	41
Contract Maintenance Charge	—	—	(4)	(5)	(11)	(9)
Rider charge	—	—	—	—	(811)	(550)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	6	—	(1,146)	(1,595)	7,461	17,288

Increase (Decrease) in Net Assets	7	—	(2,432)	499	7,515	17,177
Net Assets at Beginning of Period	—	—	11,332	10,833	71,269	54,092

Net Assets at End of Period	$7	$—	$8,900	$11,332	$78,784	$71,269

See accompanying notes to financial statements	(Continued)
42

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Templeton Growth VIP Fund		Total All Funds
	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net
Realized Gains (Losses) on Investments, Net	$(98)	$160	$2,319	$5,399
Net Change in Unrealized Appreciation (Depreciation) on Investments	938	652	77,394	52,254
Net Increase (Decrease) in Net Assets	(1,829)	3,952	(28,975)	133,157

From Operations	(989)	4,764	50,738	190,810

Contract Transactions-All Products
Purchase Payments	1,972	2,098	311,279	316,560
Transfers Between Funds	(1,090)	657	(2,662)	3,682
Surrenders and Terminations	(1,913)	(1,328)	(110,495)	(87,052)
Rescissions	—	(70)	(1,036)	(3,467)
Bonus (Recapture)	15	18	2,370	1,828
Contract Maintenance Charge	(5)	(5)	(280)	(244)
Rider charge	(69)	(35)	(19,679)	(13,250)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,090)	1,335	179,497	218,057

Increase (Decrease) in Net Assets	(2,079)	6,099	230,235	408,867
Net Assets at Beginning of Period	22,046	15,947	1,986,049	1,577,182

Net Assets at End of Period	$19,967	$22,046	$2,216,284	$1,986,049

(A)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(B)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(C)	Period from July 7, 2014 (fund commencement) to December 31, 2014
(D)	Period from January 1, 2014 through December 12, 2014 (fund termination)
(E)	Period from January 1, 2013 through April 26, 2013 (fund termination)
(F)	Period from January 1, 2013 through November 15, 2013 (fund termination)

See accompanying notes to financial statements
43

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

1. ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended) and is applying the guidance of Topic 946, Financial Services – Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account’s assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account’s sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contract owner. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money. The investment advisers and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Allianz NFJ Dividend Value VIT Portfolio*†	Allianz Global Investors	NFJ Investment Group LLC
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Dreyfus Research Growth Fund * †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Enhanced Bond Index Fund*†	Allianz Investment Management, LLC	BlackRock Financial Management, Inc.
AZL Federated Clover Small Value Fund * †	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Mutual Advisors LLC/Templeton Global Advisors Limited/ Franklin Advisers, Inc.
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, Inc.
AZL Invesco Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Mid Cap Value Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund†	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund * †	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund * †	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Core Bond Fund * †	Allianz Investment Management, LLC	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund*†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC

44	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management of North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management of North America Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
AZL T. Rowe Price Capital Appreciation Fund * †	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio *	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Service. LLC	N/A
Franklin Global Real Estate VIP Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC	N/A
Franklin Rising Dividends VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Research Bond Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company	N/A
Oppenheimer Diversified Alternatives Fund/VA*	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Commodity Real Return Strategy Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A

45	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Fund	Investment Adviser	Specialist Manager/Adviser
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management, LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign VIP Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth VIP Fund *	Templeton Global Advisors Limited	N/A

*	Fund contains share classes which assess 12b-1 fees.
†	The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

46	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.
Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –

Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2014, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Option and a Fixed Period Accounts Option are available to deferred annuity contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York. The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

47	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Available investment options, including the date the investment option became available for each product, as of December 31, 2014, are listed in the following table:

Fund	Allianz Advantage	Allianz Charter II New York	Allianz High Five New York	Allianz Index Advantage New York	Allianz Opportunity
Alger American Capital Appreciation Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	N/A	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL Dreyfus Research Growth Fund	11/5/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Federated Clover Small Value Fund	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL Gateway Fund	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL Invesco International Equity Fund	5/1/2002	12/1/2003	3/19/2007	N/A	10/4/2002
AZL JPMorgan International Opportunities Fund	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MFS Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL MFS Value Fund	5/1/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL Mid Cap Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Money Market Fund	1/22/2001	12/1/2003	3/19/2007	4/28/2014	10/4/2002
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL MVP Balanced Index Strategy Fund	N/A	N/A	N/A	4/28/2014	N/A
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Growth Index Strategy Fund	N/A	N/A	N/A	4/28/2014	N/A
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A
AZL NFJ International Value Fund	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL Pyramis Core Bond Fund	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	12/1/2003	3/19/2007	N/A	10/4/2002
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	N/A	N/A	3/11/2011
Columbia Variable Portfolio – Seligman Global Technology Fund	1/22/2001	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Davis VA Value Portfolio	1/22/2001	N/A	N/A	N/A	10/4/2002
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A

48	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Fund	Allianz Advantage	Allianz Charter II New York	Allianz High Five New York	Allianz Index Advantage New York	Allianz Opportunity
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin Global Real Estate VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Growth and Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin High Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003
Franklin Large Cap Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Mutual Shares VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Rising Dividends VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Small Cap Value VIP Fund	1/22/2001	12/1/2003	N/A	N/A	10/4/2002
Franklin Small-Mid Cap Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Strategic Income VIP Fund	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Invesco V.I. American Franchise Fund	5/1/2001	N/A	N/A	N/A	N/A
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A
Oppenheimer Diversified Alternatives Fund/VA	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA	1/22/2001	N/A	N/A	N/A	10/4/2002
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	10/26/2012	10/26/2012	N/A	10/26/2012
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	1/22/2001	N/A	N/A	N/A	10/4/2002
PIMCO EqS Pathfinder Portfolio	10/18/2010	10/18/2010	10/18/2010	N/A	10/18/2010
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
PIMCO VIT Commodity Real Return Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
PIMCO VIT Low Duration Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003
Templeton Global Bond VIP Fund	1/22/2001	5/1/2007	5/1/2007	N/A	5/1/2007
Templeton Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003

49	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Fund	Retirement Advantage New York	Retirement Pro New York	Allianz Valuemark II New York	Allianz Valuemark IV New York	Allianz Vision New York
Alger American Capital Appreciation Portfolio	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	7/7/2014	7/7/2014	N/A	N/A	7/7/2014
AZL Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	9/17/2012	4/30/2012	10/23/2009	10/23/2009	8/23/2007
AZL Dreyfus Research Growth Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	4/28/2014
AZL Federated Clover Small Value Fund	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL Franklin Templeton Founding Strategy Plus Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Gateway Fund	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Growth Index Strategy Fund	N/A	N/A	N/A	N/A	10/23/2009
AZL International Index Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Invesco Equity and Income Fund	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
AZL Invesco Growth and Income Fund	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Invesco International Equity Fund	9/17/2012	4/30/2012	10/23/2009	5/1/2002	9/24/2007
AZL JPMorgan International Opportunities Fund	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL JPMorgan U.S. Equity Fund	9/17/2012	4/30/2012	10/23/2009	5/3/2004	9/24/2007
AZL MFS Investors Trust Fund	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL MFS Mid Cap Value Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MFS Value Fund	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Mid Cap Index Fund	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Money Market Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Morgan Stanley Global Real Estate Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Morgan Stanley Mid Cap Growth Fund	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL MVP Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	7/9/2012
AZL MVP Fusion Balanced Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Conservative Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Moderate Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Growth Index Strategy Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	N/A	N/A	N/A	1/27/2014
AZL NFJ International Value Fund	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
AZL Oppenheimer Discovery Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Pyramis Core Bond Fund	11/19/2012	11/19/2012	N/A	N/A	11/19/2012
AZL Russell 1000 Growth Index Fund	9/17/2012	4/30/2012	N/A	N/A	4/28/2014
AZL Russell 1000 Value Index Fund	9/17/2012	4/30/2012	N/A	N/A	4/28/2014
AZL S&P 500 Index Fund	9/17/2012	9/17/2012	5/1/2007	5/1/2007	9/24/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Small Cap Stock Index Fund	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL T. Rowe Price Capital Appreciation Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
BlackRock Equity Dividend V.I. Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	9/17/2012	4/30/2012	N/A	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	N/A	N/A	N/A	5/1/2002	9/24/2007
Davis VA Value Portfolio	N/A	N/A	N/A	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A

50	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Fund	Retirement Advantage New York	Retirement Pro New York	Allianz Valuemark II New York	Allianz Valuemark IV New York	Allianz Vision New York
Fidelity VIP Strategic Income Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
Franklin Global Real Estate VIP Fund	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin Growth and Income VIP Fund	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin High Income VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Franklin Income VIP Fund	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007
Franklin Large Cap Growth VIP Fund	N/A	N/A	5/1/1996	8/17/1998	N/A
Franklin Mutual Shares VIP Fund	9/17/2012	4/30/2012	11/8/1996	8/17/1998	9/24/2007
Franklin Rising Dividends VIP Fund	9/17/2012	9/17/2012	1/27/1992	8/17/1998	N/A
Franklin Small Cap Value VIP Fund	N/A	N/A	5/1/1998	8/17/1998	N/A
Franklin Small-Mid Cap Growth VIP Fund	N/A	N/A	11/1/1995	8/17/1998	N/A
Franklin Strategic Income VIP Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Invesco V.I. American Franchise Fund	N/A	N/A	5/1/2001	5/1/2001	N/A
Invesco V.I. American Value Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Jennison Portfolio	N/A	N/A	4/30/2010	4/30/2010	N/A
JPMorgan Insurance Trust Core Bond Portfolio	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT II International Value Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
MFS VIT Utilities Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Diversified Alternatives Fund/VA	4/28/2014	4/28/2014	N/A	N/A	N/A
Oppenheimer Global Fund/VA	N/A	N/A	N/A	5/1/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	N/A	N/A	10/26/2012	10/26/2012	N/A
Oppenheimer International Growth Fund/VA	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	9/17/2012	4/30/2012	10/18/2010	10/18/2010	10/18/2010
PIMCO VIT All Asset Portfolio	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
PIMCO VIT Commodity Real Return Strategy Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Emerging Markets Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	7/22/2011
PIMCO VIT Global Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT High Yield Portfolio	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Low Duration Portfolio	11/19/2012	11/19/2012	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
PIMCO VIT Total Return Portfolio	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Unconstrained Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	7/22/2011
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
SP International Growth Portfolio	N/A	N/A	12/15/2000	12/15/2000	N/A
T. Rowe Price Blue Chip Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Templeton Foreign VIP Fund	N/A	N/A	5/1/2003	5/1/2003	N/A
Templeton Global Bond VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Templeton Growth VIP Fund	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007

51	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

For the years ended December 31, 2014 and 2013, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL MVP Fusion Balanced Fund*	AZL Fusion Balanced Fund	April 29, 2013
AZL MVP Fusion Conservative Fund	AZL Fusion Conservative Fund	April 29, 2013
AZL MVP Fusion Growth Fund	AZL Fusion Growth Fund	April 29, 2013
AZL MVP Fusion Moderate Fund*	AZL Fusion Moderate Fund	April 29, 2013
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	April 29, 2013
Invesco V.I. American Franchise Fund	Invesco Van Kampen V. I. American Franchise Fund	April 29, 2013
Invesco V.I. American Value Fund	Invesco Van Kampen V.I. American Value Fund	April 29, 2013
Oppenheimer Global Fund/VA	Oppenheimer Global Securities Fund/VA	April 29, 2013
AZL T. Rowe Price Capital Appreciation Fund	AZL Davis New York Venture Fund	November 15, 2013
AZL MFS Mid Cap Value Fund	AZL Columbia Mid Cap Value Fund	January 27, 2014
Franklin Global Real Estate VIP Fund	Franklin Global Real Estate Securities Fund	April 28, 2014
Franklin Growth and Income VIP Fund	Franklin Growth and Income Securities Fund	April 28, 2014
Franklin High Income VIP Fund	Franklin High Income Securities Fund	April 28, 2014
Franklin Income VIP Fund	Franklin Income Securities Fund	April 28, 2014
Franklin Large Cap Growth VIP Fund	Franklin Large Cap Growth Securities Fund	April 28, 2014
Franklin Rising Dividends VIP Fund	Franklin Rising Dividends Securities Fund	April 28, 2014
Franklin Small Cap Value VIP Fund	Franklin Small Cap Value Securities Fund	April 28, 2014
Franklin Small-Mid Cap Growth VIP Fund	Franklin Small-Mid Cap Growth Securities Fund	April 28, 2014
Franklin Strategic Income VIP Fund	Franklin Strategic Income Securities Fund	April 28, 2014
Franklin Founding Funds Allocation VIP Fund	Franklin Templeton VIP Founding Funds Allocation Fund	April 28, 2014
Franklin U.S. Government Securities VIP Fund	Franklin U.S. Government Fund	April 28, 2014
Franklin Mutual Shares VIP Fund	Mutual Shares Securities Fund	April 28, 2014
Templeton Foreign VIP Fund	Templeton Foreign Securities Fund	April 28, 2014
Templeton Global Bond VIP Fund	Templeton Global Bond Securities Fund	April 28, 2014
Templeton Growth VIP Fund	Templeton Growth Securities Fund	April 28, 2014
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Portfolio	April 28, 2014
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	June 30, 2014

*

As disclosed below, AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund were closed and merged to AZL Fusion Balanced Fund and AZL Fusion Moderate Fund, respectively, on April 26, 2013. On April 29, 2013, AZL Fusion Balanced Fund and AZL Fusion Moderate Fund were renamed to AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund, respectively.

During the years ended December 31, 2014 and 2013, the following funds were closed to new money:

Fund	Date Closed
AZL Allianz AGIC Opportunity Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	November 15, 2013
JPMIT International Equity Fund	December 12, 2014

52	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

During the years ended December 31, 2014 and 2013, the following funds were added as available option:

Fund	Date Opened
AZL MVP T. Rowe Price Capital Appreciation Fund	January 27, 2014
AZL Enhanced Bond Index Fund	April 28, 2014
Oppenheimer Diversified Alternatives Fund/VA	April 28, 2014
Allianz NFJ Dividend Value VIT Portfolio	July 7, 2014

For the years ended December 31, 2014 and 2013, several funds merged or were replaced. The fund names and effective dates of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
AZL Allianz AGIC Opportunity Fund	AZL Oppenheimer Discovery Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	AZL Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	AZL Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	AZL Federated Clover Small Value Fund	November 15, 2013

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the account.

Bonus

Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

Allianz Advantage was launched in January 2001, and sales were discontinued in May 2010. Allianz Advantage Original Contract was available from January 2001 to February 19, 2004. For Allianz Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement, if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

53	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

The M&E charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) is 1.49%.

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

The M&E charge for Allianz Charter II New York can be summarized as follows:

Allianz Charter II New York was launched in May 2004, and sales were discontinued in May 2010. Allianz Charter II New York contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II New York contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a GMIB and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II New York contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five New York can be summarized as follows:

Allianz High Five New York was launched in March 2007, and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five New York also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract values are monitored daily and amounts are systematically transferred between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the Accumulation Phase are as follows:

	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

Allianz Opportunity was launched in October 2002, and sales were discontinued in May 2010. The Allianz Opportunity contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

54	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%

The M&E charge and administrative charge for Allianz Valuemark II New York can be summarized as follows:

The Allianz Valuemark II New York contract was available from September 1991 to August 1998. Allianz Valuemark II New York contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV New York can be summarized as follows:

Allianz Valuemark IV New York contract was available from August 1998 to January 2001. For Allianz Valuemark IV New York contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV New York contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV New York contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision New York can be summarized as follows:

Allianz Vision New York contract was launched in October of 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In July 2008, Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Target Value.

Allianz Vision New York Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. The Maximum Anniversary Death Benefit also requires selection of Investment Protector, Income Focus or Income Protector, as of May 2, 2011. The Allianz Vision New York also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years.

Prior to July 2012, the Contract allowed the owner to select a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option also required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012. The No Withdrawal Charge Option that was available before August 2009, required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Focus, Income Protector and the Lifetime Benefits are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

55	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Current M&E and rider charges during the Accumulation Phase are as follows:

CONTRACT ANNUAL EXPENSES	Charges
M&E Charges	1.40%
Base Contract
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Quarterly Value Death Benefit	0.30%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit (no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus 8 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus 8 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%
Lifetime Plus Benefit and Lifetime Plus 8 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%
Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector (01.12 and after)	1.30%
Income Protector (05.11 and prior)
Single Lifetime Plus Payments	1.35%
Joint Lifetime Plus Payments	1.50%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1)	A qualifying event is the reset of a Lifetime Benefit’s Annual Increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.
(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)	For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5)	For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

56	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

Allianz Retirement Pro New York can be summarized as follows:

Allianz Retirement Pro New York was launched in May 2012. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from the Income Advantage Account Value during the Accumulation and Income Phase while the Income Advantage Account Value is positive. The current fee is 1.05% and is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.

Allianz Retirement Advantage New York can be summarized as follows:

Allianz Retirement Advantage New York was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Maximum Anniversary Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

The Portfolio Choice Account fee is 0.35%, calculated as a percentage of each Portfolio Choice Account Investment Options’ net asset value. The Heritage Account fee is currently 0.85% and is calculated as a percentage of the Heritage Base. The current fee for the Retirement Protection Account is 1.05% and is calculated as a percentage of the Benefit Base.

Allianz Index Advantage New York can be summarized as follows:

Allianz Index Advantage New York was launched in July 2014. The contract is a flexible purchase payment variable and index-linked deferred annuity contract, which offers both variable investment allocation options and index-linked investment allocation options. Purchase payments can be allocated to any or all of the variable options or index options. The Contract also offers various standard annuity features, including multiple fixed annuitization options, a free withdrawal privilege, and a guaranteed death benefit. The Contract has a six-year withdrawal charge period. Contract annual expenses include an annualized product fee of 1.25%, which is assessed against the Charge Base and deducted quarterly during the accumulation phase while contract value is positive. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), adjusted for subsequent Purchase Payments and withdrawals. The fee is not assessed during the annuity phase.

If purchase payments are allocated to the index options, the contract owner receives annual returns (credits), on each index anniversary, based on the performance of one or more nationally recognized securities indices. The index options do not involve an indirect investment in any underlying fund. Instead, the credits are an obligation of Allianz Life of New York, and these credits are calculated by Allianz Life of New York based on annual changes in the index’s value. Credits may be positive, zero, or, in some instances, negative, depending on the index option selected. Currently, only one Index credit calculation method, the Index Performance Strategy, is offered.

The Index Performance Strategy provides a combination of a level of protection against negative Index performance, and also a limitation on participation in positive Index performance. A positive performance credit is allocated based on a positive index return, subject to an upper limit called the Cap. If the Index Return is negative, a negative performance credit may be allocated if the loss is greater than a specified percentage called the Buffer. The caps are subject to an annual adjustment by Allianz Life of New York. The buffers are established on the date the contract is issued and cannot be changed. Buffers for newly issued contracts and any changes to the caps are published on the Allianz Life of New York website seven calendar days before they take effect.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts, except for Allianz Vision New York contracts issued on or after April 29, 2013, Allianz Retirement Pro New York, Allianz Retirement Advantage New York, and Allianz Index Advantage New York contracts, which have an annual contract maintenance charge of $50. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Opportunity, Allianz Valuemark II New York, Allianz Vision New York, Allianz Retirement Pro New York, Allianz Retirement Advantage New York, and Allianz Index Advantage New York contracts; $75,000 for Allianz Charter II New York and Allianz High Five New York contracts; and $50,000 for Allianz Advantage and Allianz Valuemark IV New York contracts. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2014 and 2013, were $280,000 and $244,000, respectively.

A rider charge is assessed during the Accumulation Phase for Allianz Vision New York contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

57	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

A rider charge is also assessed during the Accumulation Phase for Allianz Vision New York Contracts with Income Focus, which was made available in May 2012. Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90 and must be selected between age 45 and 80. Payments are based on a percentage of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision New York are included herein.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Advantage, Allianz Charter II New York, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II New York, Allianz Valuemark IV New York, Allianz Vision New York, and Allianz Index Advantage New York annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro New York or Allianz Retirement Advantage New York contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV New York Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV New York	Allianz Charter II New York	Allianz High Five New York*	Allianz Opportunity	Allianz Valuemark II New York	Allianz Vision New York**	Allianz Index Advantage New York
0	6%	8%	8%	8.5%	5%	8.5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%	8%
2	6%	0%	7%	8.5%	4%	7.5%	6.5%
3	5%	0%	6%	8%	3%	6.5%	5%
4	4%	0%	5%	7%	1.5%	5%	3%
5	3%	0%	4%	6%	0%	4%	1%
6	2%	0%	3%	5%	0%	3%	0%
7	0%	0%	0%	4%	0%	0%	0%
8	0%	0%	0%	3%	0%	0%	0%
9+	0%	0%	0%	0%	0%	0%	0%

*	This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.
**	This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2014 and 2013, were $1,075,745 and $1,127,875 respectively.

Allianz Valuemark IV New York and Allianz Advantage contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision New York also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year. Allianz Index Advantage New York contracts include a waiver of withdrawal charge benefit for nursing home confinement that occurs after the issue date.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II New York , Allianz Valuemark IV New York, Allianz Vision New York, and Allianz Index Advantage New York contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV New York and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five New York and Allianz Index Advantage New York, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II New York, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision New York, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II New York, Allianz Valuemark IV New York and Allianz Advantage). The following transfers do not count against any allowed free transfers and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five New York Living Guarantees, transfers between the variable and index options or reallocation of Index Option Value among the index options for Allianz Index Advantage New

58	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

York; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector on Allianz Vision New York; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro New York; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage. Total transfer charges during the years ended December 31, 2014 and 2013, were $0 and $75, respectively. Net transfers (to)/from the general account were $(2,662,000) and $3,682,000, for the years ended December 31, 2014 and 2013, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

59	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

4.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$41	$5
Alger American LargeCap Growth Portfolio	11	1
Alger American MidCap Growth Portfolio	—	—
Alger American SmallCap Growth Portfolio	—	—
Allianz NFJ Dividend Value VIT Portfolio	124	61
AZL Balanced Index Strategy Fund	7,629	7,499
AZL BlackRock Capital Appreciation Fund	5,801	7,518
AZL Dreyfus Research Growth Fund	2,521	2,680
AZL Enhanced Bond Index Fund	345	6
AZL Federated Clover Small Value Fund	3,070	5,515
AZL Franklin Templeton Founding Strategy Plus Fund	10,386	9,388
AZL Gateway Fund	2,120	1,549
AZL Growth Index Strategy Fund	29,387	19,106
AZL International Index Fund	2,595	2,047
AZL Invesco Equity and Income Fund	13,445	9,096
AZL Invesco Growth and Income Fund	2,992	4,593
AZL Invesco International Equity Fund	3,351	3,112
AZL JPMorgan International Opportunities Fund	2,371	3,145
AZL JPMorgan U.S. Equity Fund	2,980	3,674
AZL MFS Investors Trust Fund	2,080	3,664
AZL MFS Mid Cap Value Fund	4,173	4,634
AZL MFS Value Fund	1,818	3,587
AZL Mid Cap Index Fund	2,892	3,069
AZL Money Market Fund	67,852	69,912
AZL Morgan Stanley Global Real Estate Fund	1,468	1,810
AZL Morgan Stanley Mid Cap Growth Fund	5,999	6,228
AZL MVP Balanced Index Strategy Fund	9,055	2,432
AZL MVP BlackRock Global Allocation Fund	27,667	5,157
AZL MVP Franklin Templeton Founding Strategy Plus Fund	18,416	2,403
AZL MVP Fusion Balanced Fund	19,084	13,360
AZL MVP Fusion Conservative Fund	8,895	4,042
AZL MVP Fusion Growth Fund	9,717	8,619
AZL MVP Fusion Moderate Fund	43,784	29,198
AZL MVP Growth Index Strategy Fund	53,408	7,499
AZL MVP Invesco Equity and Income Fund	24,273	2,614
AZL MVP T. Rowe Price Capital Appreciation Fund	29,465	2,088
AZL NFJ International Value Fund	41	—
AZL Oppenheimer Discovery Fund	1,604	2,875
AZL Pyramis Core Bond Fund	6,465	2,246
AZL Russell 1000 Growth Index Fund	871	87
AZL Russell 1000 Value Index Fund	477	18
AZL S&P 500 Index Fund	10,145	12,121
AZL Schroder Emerging Markets Equity Fund CL 1	30	86
AZL Schroder Emerging Markets Equity Fund CL 2	1,330	2,526
AZL Small Cap Stock Index Fund	1,658	3,025
AZL T. Rowe Price Capital Appreciation Fund	6,425	6,267

60	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	Cost of Purchases	Proceeds from Sales
BlackRock Equity Dividend V.I. Fund	$—	$—
BlackRock Global Allocation V.I. Fund	21,954	21,629
ClearBridge Variable Aggressive Growth Portfolio	—	—
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	—	175
Columbia Variable Portfolio – Seligman Global Technology Fund	1	—
Davis VA Financial Portfolio	437	576
Davis VA Value Portfolio	38	54
Dreyfus VIF Appreciation Portfolio	—	—
Eaton Vance VT Floating-Rate Income Fund	43	24
Fidelity VIP Emerging Markets Portfolio	5	—
Fidelity VIP FundsManager 50% Portfolio	929	607
Fidelity VIP FundsManager 60% Portfolio	3,657	2,055
Fidelity VIP Mid Cap Portfolio	—	—
Fidelity VIP Strategic Income Portfolio	—	—
Franklin Founding Funds Allocation VIP Fund	5,207	5,978
Franklin Global Real Estate VIP Fund	50	814
Franklin Growth and Income VIP Fund	503	1,877
Franklin High Income VIP Fund	4,237	4,173
Franklin Income VIP Fund	43,737	18,189
Franklin Large Cap Growth VIP Fund	70	679
Franklin Mutual Shares VIP Fund	4,992	7,448
Franklin Rising Dividends VIP Fund	850	2,613
Franklin Small Cap Value VIP Fund	173	231
Franklin Small-Mid Cap Growth VIP Fund	857	472
Franklin Strategic Income VIP Fund	1	—
Franklin U.S. Government Securities VIP Fund	8,740	9,142
Invesco V.I. American Franchise Fund	—	17
Invesco V.I. American Value Fund	11	—
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Invesco V.I. Core Equity Fund	1	1
Ivy Funds VIP Asset Strategy Portfolio	8	—
Ivy Funds VIP Energy Portfolio	—	—
Ivy Funds VIP Global Natural Resources Portfolio	—	—
Ivy Funds VIP Growth Portfolio	12	—
Ivy Funds VIP Mid Cap Growth Portfolio	12	26
Ivy Funds VIP Science and Technology Portfolio	1	—
Jennison Portfolio	—	125
JPMIT International Equity Fund	—	—
JPMorgan Insurance Trust Core Bond Portfolio	166	5
JPMorgan Insurance Trust U.S. Equity Portfolio	—	—
Lazard Retirement International Equity Portfolio	8	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	—	—
MFS VIT II International Value Portfolio	11	40
MFS VIT Research Bond Portfolio	5,242	24
MFS VIT Utilities Portfolio	2	—
Oppenheimer Diversified Alternatives Fund/VA	—	—
Oppenheimer Global Fund/VA	72	100
Oppenheimer Global Strategic Income Fund/VA	23	17
Oppenheimer International Growth Fund/VA	20	—
Oppenheimer Main Street Fund/VA	54	299
PIMCO EqS Pathfinder Portfolio	2,469	4,394
PIMCO VIT All Asset Portfolio	12,003	9,397
PIMCO VIT Commodity RealReturn Strategy Portfolio	1,964	2,539

61	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	Cost of Purchases	Proceeds from Sales
PIMCO VIT Emerging Markets Bond Portfolio	$3,257	$4,192
PIMCO VIT Global Advantage Strategy Bond Portfolio	3,257	1,311
PIMCO VIT Global Bond Portfolio	1,124	1,857
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	2,787	10,380
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	5,996	2,264
PIMCO VIT High Yield Portfolio	23,972	11,547
PIMCO VIT Low Duration Portfolio	50	—
PIMCO VIT Real Return Portfolio	9,555	9,752
PIMCO VIT Total Return Portfolio	16,565	18,146
PIMCO VIT Unconstrained Bond Portfolio	10,062	6,038
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—
SP International Growth Portfolio	2	111
T. Rowe Price Blue Chip Growth Portfolio	37	—
T. Rowe Price Equity Income Portfolio	28	—
T. Rowe Price Health Sciences Portfolio	7	—
Templeton Foreign VIP Fund	273	1,377
Templeton Global Bond VIP Fund	19,985	9,918
Templeton Growth VIP Fund	4,120	5,308

5.	POLICY HOLDER TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY

Transactions in units for each sub-account for the periods ended December 31, 2014 and 2013 are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds	—	—	—	—	—	—
Surrenders and terminations	—	(2)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	(2)	—	—	—	—

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Allianz AGIC Opportunity Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	8	—	—	1
Transfers between funds	—	—	(3)	—	—	(244)
Surrenders and terminations	—	—	—	—	—	(12)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	5	—	—	(255)

62	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund		AZL Columbia Small Cap Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	26	124	69	169	—	8
Transfers between funds	60	(143)	(159)	(61)	—	(345)
Surrenders and terminations	(72)	(105)	(125)	(86)	—	(15)
Rescissions	—	—	—	(5)	—	—
Bonus	—	1	1	1	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(23)	(22)	(8)	(6)	—	(1)

Total Net Contract Transactions	(9)	(145)	(222)	12	—	(353)

	AZL Dreyfus Research Growth Fund		AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	27	49	29	—	6	14
Transfers between funds	(16)	30	2	—	(107)	187
Surrenders and terminations	(36)	(53)	(1)	—	(58)	(39)
Rescissions	—	—	—	—	—	—
Bonus	—	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(2)	(1)	—	—	(1)	(1)

Total Net Contract Transactions	(27)	26	30	—	(160)	161

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Gateway Fund		AZL Growth Index Strategy Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	68	146	10	98	186	314
Transfers between funds	198	522	96	47	963	890
Surrenders and terminations	(195)	(57)	(37)	(9)	(320)	(230)
Rescissions	—	(3)	(4)	(4)	(4)	(4)
Bonus	—	1	—	—	—	1
Contract Maintenance Charges	—	—	—	—	(1)	(1)
Rider charge	(37)	(29)	(12)	(10)	(114)	(93)

Total Net Contract Transactions	34	580	53	122	710	877

	AZL International Index Fund		AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	72	136	94	70	60	119
Transfers between funds	8	(158)	284	284	(101)	120
Surrenders and terminations	(32)	(37)	(134)	(200)	(64)	(32)
Rescissions	—	—	—	—	—	—
Bonus	—	1	2	1	2	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(4)	(2)	(28)	(19)	(3)	(2)

Total Net Contract Transactions	44	(60)	218	136	(106)	206

63	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	71	88	16	50	44	55
Transfers between funds	(5)	(26)	8	3	(30)	3
Surrenders and terminations	(47)	(42)	(55)	(50)	(49)	(48)
Rescissions	—	(1)	—	—	—	—
Bonus	1	—	—	—	1	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(3)	(2)	(2)	(1)	(2)	(1)

Total Net Contract Transactions	17	17	(33)	2	(36)	10

	AZL MFS Investors Trust Fund		AZL MFS Mid Cap Value Fund		AZL MFS Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	14	45	55	127	33	97
Transfers between funds	(59)	(15)	(37)	86	(86)	55
Surrenders and terminations	(33)	(36)	(87)	(59)	(62)	(83)
Rescissions	—	—	—	—	—	—
Bonus	—	1	2	1	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(2)	(1)	(6)	(5)	(4)	(3)

Total Net Contract Transactions	(80)	(6)	(73)	150	(119)	67

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	77	193	3,984	2,787	4	7
Transfers between funds	(85)	48	(3,197)	(2,484)	(4)	(12)
Surrenders and terminations	(8)	(8)	(1,011)	(598)	(24)	(25)
Rescissions	—	(4)	(15)	(27)	(1)	—
Bonus	1	3	68	20	—	—
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(4)	(2)	(22)	(21)	(1)	(1)

Total Net Contract Transactions	(19)	230	(194)	(324)	(26)	(31)

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	38	81	592	532	1,993	2,449
Transfers between funds	(71)	(33)	12	(10)	129	296
Surrenders and terminations	(56)	(63)	(44)	(12)	(102)	(29)
Rescissions	—	(1)	—	(7)	(5)	(21)
Bonus	—	1	2	3	5	8
Contract Maintenance Charges	—	—	—	—	(1)	—
Rider charge	(5)	(3)	(21)	(13)	(74)	(41)

Total Net Contract Transactions	(94)	(18)	541	493	1,945	2,662

64	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Balanced Fund (Pre-Merger)
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1,121	770	787	724	—	372
Transfers between funds	197	172	16	1,303	—	(1,570)
Surrenders and terminations	(21)	(7)	(301)	(267)	—	(7)
Rescissions	(8)	—	—	(9)	—	(9)
Bonus	5	5	7	6	—	3
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(19)	(5)	(73)	(52)	—	(5)

Total Net Contract Transactions	1,275	935	435	1,704	—	(1,216)

	AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	316	226	402	300	2,121	2,085
Transfers between funds	79	327	(35)	10	(208)	3,126
Surrenders and terminations	(48)	(68)	(273)	(146)	(618)	(440)
Rescissions	—	—	(7)	(1)	—	(60)
Bonus	6	2	1	1	8	16
Contract Maintenance Charges	—	—	—	—	(2)	(2)
Rider charge	(23)	(16)	(8)	(4)	(207)	(152)

Total Net Contract Transactions	330	471	80	160	1,094	4,573

	AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	712	3,193	3,324	1,299	906
Transfers between funds	—	(3,422)	443	461	378	282
Surrenders and terminations	—	(28)	(107)	(31)	(39)	(17)
Rescissions	—	(19)	(5)	(16)	—	(6)
Bonus	—	3	26	20	12	7
Contract Maintenance Charges	—	—	(1)	—	—	—
Rider charge	—	(11)	(100)	(49)	(30)	(11)

Total Net Contract Transactions	—	(2,765)	3,449	3,709	1,620	1,161

	AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1,287	—	2	—	10	24
Transfers between funds	1,227	—	—	—	(73)	255
Surrenders and terminations	(38)	—	—	—	(36)	(40)
Rescissions	—	—	—	—	—	—
Bonus	6	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(11)	—	—	—	(1)	(1)

Total Net Contract Transactions	2,471	—	2	—	(100)	239

65	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	304	176	24	3	16	4
Transfers between funds	131	38	20	—	10	—
Surrenders and terminations	(9)	—	—	—	—	(1)
Rescissions	(3)	—	—	—	—	—
Bonus	3	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(5)	(1)	—	—	—	—

Total Net Contract Transactions	421	213	44	3	26	3

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	214	517	—	—	7	8
Transfers between funds	(143)	(260)	—	(11)	(44)	(27)
Surrenders and terminations	(190)	(143)	(5)	(6)	(60)	(91)
Rescissions	—	(1)	—	—	—	—
Bonus	2	4	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(15)	(9)	—	—	(1)	(1)

Total Net Contract Transactions	(132)	108	(5)	(17)	(98)	(111)

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	5	35	88	103	—	—
Transfers between funds	(74)	(36)	(41)	(54)	—	—
Surrenders and terminations	(45)	(50)	(156)	(109)	—	—
Rescissions	—	—	(1)	(4)	—	—
Bonus	—	1	1	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(4)	(3)	—	—

Total Net Contract Transactions	(115)	(51)	(113)	(67)	—	—

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	267	646	—	—	—	—
Transfers between funds	(622)	31	—	—	—	(1)
Surrenders and terminations	(493)	(333)	—	—	(10)	(13)
Rescissions	—	(10)	—	—	—	—
Bonus	1	2	—	—	—	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	(144)	(127)	—	—	—	—

Total Net Contract Transactions	(992)	208	—	—	(10)	(14)

66	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	1	1	—	—
Transfers between funds	—	—	(8)	(18)	—	—
Surrenders and terminations	—	—	(16)	(12)	(3)	(5)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	(23)	(29)	(3)	(5)

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating- Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	2	16	1	—
Transfers between funds	—	—	(1)	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	1	16	1	—

	Fidelity VIP Funds Manager 50% Portfolio		Fidelity VIP Funds Manager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	10	24	51	41	—	—
Transfers between funds	24	(1)	109	23	—	—
Surrenders and terminations	(5)	(6)	(23)	(23)	—	—
Rescissions	—	—	(17)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(4)	(3)	(11)	(9)	—	—

Total Net Contract Transactions	25	14	109	32	—	—

	Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	3	32	—	1
Transfers between funds	—	—	17	(79)	(4)	—
Surrenders and terminations	—	—	(93)	(50)	(12)	(17)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	1	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(1)	(1)	—	—

Total Net Contract Transactions	—	—	(74)	(97)	(16)	(16)

67	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund		Franklin Income VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	1	5	6	365	308
Transfers between funds	(1)	—	20	17	101	60
Surrenders and terminations	(32)	(54)	(42)	(55)	(118)	(91)
Rescissions	—	—	—	—	—	(2)
Bonus	—	—	—	—	1	2
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(3)	(3)	(13)	(7)

Total Net Contract Transactions	(33)	(53)	(20)	(35)	336	270

	Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	68	107	—	2
Transfers between funds	(1)	(5)	(75)	(22)	(4)	5
Surrenders and terminations	(22)	(21)	(92)	(87)	(37)	(54)
Rescissions	—	—	—	(1)	—	—
Bonus	—	—	1	1	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(4)	(3)	—	—

Total Net Contract Transactions	(23)	(26)	(102)	(5)	(41)	(47)

	Franklin Small Cap Value VIP Fund		Franklin Small- Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	—	—	1
Transfers between funds	(1)	(2)	(2)	(4)	—	—
Surrenders and terminations	(6)	(18)	(10)	(10)	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(7)	(20)	(12)	(14)	—	1

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	99	108	—	—	—	—
Transfers between funds	13	(86)	—	—	—	—
Surrenders and terminations	(128)	(102)	—	(1)	—	—
Rescissions	(1)	(1)	—	—	—	—
Bonus	2	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(7)	(6)	—	—	—	—

Total Net Contract Transactions	(22)	(86)	—	(1)	—	—

68	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	Invesco V.I. Balanced- Risk Allocation Fund		Invesco V.I. Core Equity Fund		Ivy Funds VIP Asset Strategy Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	—	—	—	—

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	1	—	—	—	—
Transfers between funds	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	1	—	—	—	—

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	1	—	—	—	—
Transfers between funds	(1)	—	—	—	—	—
Surrenders and terminations	—	—	—	—	(7)	(1)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(1)	1	—	—	(7)	(1)

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	10	—	—	—
Transfers between funds	—	—	3	—	—	—
Surrenders and terminations	—	—	(1)	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	12	—	—	—

69	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		MFS VIT II International Value Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	—	1	3
Transfers between funds	—	—	—	—	(3)	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	—	—	(2)	3

	MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio		Oppenheimer Diversified Alternatives Fund/VA
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	28	—	—	—	—	—
Transfers between funds	295	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	323	—	—	—	—	—

	Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/ VA		Oppenheimer International Growth Fund/ VA
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	—	1	—
Transfers between funds	1	(2)	1	—	—	—
Surrenders and terminations	(5)	(7)	(1)	(1)	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(4)	(9)	—	(1)	1	—

	Oppenheimer Main Street Fund/ VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1	—	9	24	330	465
Transfers between funds	(2)	(7)	(21)	(80)	(113)	(257)
Surrenders and terminations	(17)	(12)	(132)	(150)	(126)	(68)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	1	2
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(3)	(2)	(26)	(22)

Total Net Contract Transactions	(18)	(19)	(147)	(208)	66	120

70	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	PIMCO VIT Commodity Real Return Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	5	5	8	13	103	232
Transfers between funds	(10)	(20)	(42)	(281)	120	54
Surrenders and terminations	(53)	(41)	(61)	(131)	(22)	(10)
Rescissions	—	—	—	—	—	(10)
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(9)	(9)	(8)	(4)

Total Net Contract Transactions	(59)	(57)	(104)	(408)	193	262

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi- Asset Managed Allocation Portfolio		PIM CO VIT Global Multi- Asset Managed Volatility Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	4	5	50	81	401	439
Transfers between funds	(40)	(3)	(645)	(100)	(14)	41
Surrenders and terminations	(32)	(26)	(116)	(133)	(18)	(26)
Rescissions	—	—	—	—	—	(5)
Bonus	—	—	1	—	5	2
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(4)	(3)	(36)	(37)	(11)	(6)

Total Net Contract Transactions	(72)	(27)	(746)	(189)	363	445

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	489	715	2	—	182	335
Transfers between funds	143	283	1	1	(20)	(30)
Surrenders and terminations	(116)	(97)	(1)	—	(155)	(136)
Rescissions	(4)	(6)	—	—	—	(7)
Bonus	4	3	—	—	2	3
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(37)	(22)	—	—	(26)	(19)

Total Net Contract Transactions	479	876	2	1	(17)	146

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	328	659	291	478	—	—
Transfers between funds	(128)	(688)	245	253	—	—
Surrenders and terminations	(284)	(259)	(116)	(32)	—	—
Rescissions	(1)	(11)	—	(12)	—	—
Bonus	3	4	3	1	—	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	(50)	(40)	(21)	(12)	—	—

Total Net Contract Transactions	(133)	(336)	402	676	—	—

71	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	2	—	1	—
Transfers between funds	(1)	—	—	—	1	—
Surrenders and terminations	(12)	(7)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(13)	(7)	2	—	2	—

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	1	159	285
Transfers between funds	—	—	(11)	(8)	65	144
Surrenders and terminations	—	—	(25)	(47)	(55)	(58)
Rescissions	—	—	—	—	—	(1)
Bonus	—	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(17)	(12)

Total Net Contract Transactions	—	—	(36)	(54)	152	359

	Templeton Growth VIP Fund		Total All Funds
	2014	2013	2014	2013
Contract Transactions
Purchase payments	62	76	22,111	23,160
Transfers between funds	(36)	28	(964)	(1,120)
Surrenders and terminations	(67)	(50)	(7,162)	(5,625)
Rescissions	—	(3)	(76)	(271)
Bonus	1	1	187	140
Contract Maintenance Charges	—	—	(9)	(7)
Rider charge	(2)	(1)	(1,314)	(950)

Total Net Contract Transactions	(42)	51	12,773	15,327

72	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total returns for variable life contracts for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2014	15	$18.50	to	$18.75	$281	0.10%	1.40%	to	1.49%	12.07%	to	12.17%
2013	15	$16.50	to	$16.71	$252	0.37%	1.40%	to	1.49%	33.19%	to	33.31%
2012	17	$12.39	to	$12.54	$216	0.94%	1.40%	to	1.49%	16.54%	to	16.65%
2011	20	$10.63	to	$10.75	$211	0.11%	1.40%	to	1.49%	-1.77%	to	-1.68%
2010	20	$10.82	to	$10.93	$216	0.50%	1.40%	to	1.49%	12.34%	to	12.44%
Alger American LargeCap Growth Portfolio
2014	5	$13.10	to	$13.28	$68	0.16%	1.40%	to	1.49%	9.34%	to	9.44%
2013	5	$11.98	to	$12.14	$63	0.82%	1.40%	to	1.49%	33.08%	to	33.20%
2012	5	$9.00	to	$9.11	$48	1.92%	1.40%	to	1.49%	8.23%	to	8.33%
2011	7	$8.32	to	$8.41	$59	1.18%	1.40%	to	1.49%	-1.82%	to	-1.73%
2010	12	$8.47	to	$8.56	$98	0.86%	1.40%	to	1.49%	11.71%	to	11.81%
Alger American MidCap Growth Portfolio
2014	1	$18.05	to	$18.05	$24	0.00%	1.49%	to	1.49%	6.41%	to	6.41%
2013	1	$16.96	to	$16.96	$23	0.34%	1.49%	to	1.49%	33.83%	to	33.83%
2012	1	$12.67	to	$12.67	$17	0.00%	1.49%	to	1.49%	14.48%	to	14.48%
2011	3	$11.07	to	$11.07	$29	0.33%	1.49%	to	1.49%	-9.63%	to	-9.63%
2010	3	$12.25	to	$12.25	$33	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
Alger American SmallCap Growth Portfolio
2014	—	$12.03	to	$12.03	$2	0.00%	1.49%	to	1.49%	-1.05%	to	-1.05%
2013	—	$12.16	to	$12.16	$2	0.00%	1.49%	to	1.49%	32.27%	to	32.27%
2012	—	$9.19	to	$9.19	$2	0.00%	1.49%	to	1.49%	10.83%	to	10.83%
2011	—	$8.29	to	$8.29	$1	0.00%	1.49%	to	1.49%	-4.61%	to	-4.61%
2010	—	$8.70	to	$8.70	$1	0.00%	1.49%	to	1.49%	23.44%	to	23.44%
Allianz NFJ Dividend Value VIT Portfolio
2014[15]	5	$14.04	to	$14.21	$66	0.00%	0.35%	to	2.20%	0.03%	to	0.28%
AZL Balanced Index Strategy Fund
2014	2,425	$12.78	to	$14.28	$33,223	1.41%	1.15%	to	3.55%	2.57%	to	4.80%
2013	2,434	$12.45	to	$13.91	$32,030	1.60%	1.15%	to	3.55%	9.15%	to	11.53%
2012	2,579	$11.36	to	$12.07	$30,607	1.41%	1.25%	to	3.30%	6.85%	to	8.91%
2011	2,137	$10.63	to	$11.08	$23,400	0.78%	1.25%	to	3.30%	-0.91%	to	1.14%
2010	1,399	$10.71	to	$10.95	$15,211	0.00%	1.25%	to	3.30%	6.91%	to	9.13%
AZL BlackRock Capital Appreciation Fund
2014	1,384	$15.29	to	$18.65	$23,945	0.00%	0.35%	to	3.55%	5.31%	to	7.76%
2013	1,606	$14.48	to	$17.30	$25,937	0.53%	0.35%	to	3.55%	29.11%	to	31.78%
2012	1,594	$11.35	to	$13.13	$19,652	0.02%	0.35%	to	3.30%	10.29%	to	12.31%
2011	1,418	$10.29	to	$11.69	$15,575	0.00%	1.25%	to	3.30%	-12.05%	to	-10.24%
2010	1,305	$11.68	to	$13.02	$16,051	0.05%	1.25%	to	3.30%	15.33%	to	17.72%
AZL Dreyfus Research Growth Fund
2014	514	$13.58	to	$17.33	$7,997	0.16%	0.35%	to	3.55%	4.98%	to	7.10%
2013	541	$13.00	to	$18.05	$7,929	0.43%	0.35%	to	3.55%	31.65%	to	35.53%
2012	515	$9.84	to	$12.04	$5,633	0.31%	0.35%	to	3.30%	14.37%	to	16.28%
2011	494	$8.61	to	$10.36	$4,630	0.33%	1.25%	to	3.30%	-6.33%	to	-4.39%
2010	504	$9.03	to	$10.83	$4,966	0.40%	1.25%	to	3.30%	18.93%	to	21.40%
AZL Enhanced Bond Index Fund
2014[14]	30	$11.11	to	$11.29	$342	1.23%	1.15%	to	2.20%	1.77%	to	1.98%

73	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Federated Clover Small Value Fund
2014	534	$21.78	to	$30.74	$13,215	0.80%	0.35%	to	3.55%	3.79%	to	7.16%
2013	694	$21.22	to	$28.69	$16,393	0.69%	0.35%	to	3.55%	27.39%	to	31.53%
2012	533	$16.57	to	$19.99	$9,762	0.53%	0.35%	to	3.30%	10.87%	to	12.90%
2011	530	$14.95	to	$17.71	$8,627	0.58%	1.25%	to	3.30%	-7.03%	to	-5.11%
2010	537	$16.04	to	$18.66	$9,254	0.76%	1.25%	to	3.30%	22.98%	to	25.53%
AZL Franklin Templeton Founding Strategy Plus Fund
2014	2,941	$12.91	to	$19.48	$41,193	1.52%	0.35%	to	3.55%	-1.42%	to	1.78%
2013	2,907	$13.06	to	$19.73	$40,561	1.68%	0.35%	to	3.55%	14.00%	to	16.48%
2012	2,327	$11.54	to	$12.15	$28,059	2.27%	0.35%	to	3.30%	11.37%	to	13.18%
2011	2,330	$10.36	to	$10.73	$24,865	0.21%	1.40%	to	3.30%	-5.01%	to	-3.20%
2010	1,076	$10.88	to	$11.09	$11,893	2.97%	1.40%	to	3.30%	6.45%	to	8.49%
AZL Gateway Fund
2014	872	$10.51	to	$12.04	$10,151	1.18%	0.00%	to	3.55%	-0.26%	to	2.73%
2013	819	$10.53	to	$11.53	$9,399	0.82%	0.00%	to	3.55%	4.92%	to	6.93%
2012	697	$10.42	to	$10.78	$7,491	0.39%	0.00%	to	3.30%	1.16%	to	2.70%
2011	667	$10.30	to	$10.50	$6,988	0.00%	1.40%	to	3.30%	-0.28%	to	1.63%
2010[2]	80	$10.31	to	$10.33	$823	7.35%	1.40%	to	3.30%	2.35%	to	2.91%
AZL Growth Index Strategy Fund
2014	9,485	$14.10	to	$16.43	$145,315	1.18%	1.15%	to	3.55%	2.81%	to	5.20%
2013	8,775	$13.68	to	$15.93	$128,520	1.20%	1.15%	to	3.55%	16.85%	to	19.57%
2012	7,898	$11.68	to	$12.47	$97,212	1.14%	1.25%	to	3.30%	9.63%	to	11.91%
2011	6,744	$10.65	to	$11.14	$74,464	0.57%	1.25%	to	3.30%	-3.23%	to	-1.23%
2010	3,197	$11.04	to	$11.28	$35,866	0.00%	1.25%	to	3.30%	9.74%	to	12.01%
AZL International Index Fund
2014	588	$10.35	to	$16.38	$6,591	1.82%	0.00%	to	3.55%	-9.32%	to	-6.51%
2013	544	$11.50	to	$17.53	$6,603	1.99%	0.00%	to	3.55%	17.48%	to	20.93%
2012	604	$9.79	to	$14.49	$6,095	1.84%	0.00%	to	3.30%	14.47%	to	17.62%
2011	588	$8.55	to	$8.90	$5,118	1.25%	1.25%	to	3.30%	-15.60%	to	-13.86%
2010	502	$10.11	to	$10.33	$5,112	0.83%	1.25%	to	3.30%	3.64%	to	5.79%
AZL Invesco Equity and Income Fund
2014	2,535	$14.69	to	$20.13	$43,733	0.79%	0.35%	to	3.55%	4.71%	to	8.12%
2013	2,317	$13.99	to	$18.61	$37,443	0.91%	0.35%	to	3.55%	20.32%	to	24.23%
2012	2,181	$11.60	to	$13.86	$28,694	1.47%	0.35%	to	3.30%	8.26%	to	10.51%
2011	2,181	$10.72	to	$12.54	$26,062	1.34%	1.25%	to	3.30%	-5.35%	to	-3.39%
2010	1,302	$11.32	to	$12.98	$16,170	1.40%	1.25%	to	3.30%	8.11%	to	10.35%
AZL Invesco Growth and Income Fund
2014	559	$15.37	to	$20.34	$10,253	0.96%	0.35%	to	3.55%	6.43%	to	8.63%
2013	665	$14.81	to	$20.99	$11,288	1.04%	0.35%	to	3.55%	29.02%	to	33.22%
2012	459	$11.27	to	$14.18	$5,852	1.48%	0.35%	to	3.30%	10.88%	to	12.91%
2011	390	$10.17	to	$12.56	$4,403	0.88%	1.25%	to	3.30%	-5.12%	to	-3.16%
2010	394	$10.69	to	$12.97	$4,630	0.87%	1.25%	to	3.30%	8.72%	to	10.97%

74	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco International Equity Fund
2014	845	$15.93	to	$20.66	$15,699	1.51%	0.35%	to	3.55%	-3.24%	to	-0.99%
2013	828	$16.57	to	$23.18	$15,639	1.27%	0.35%	to	3.55%	14.64%	to	18.37%
2012	811	$14.44	to	$17.79	$13,084	1.75%	0.35%	to	3.30%	12.07%	to	14.11%
2011	812	$12.89	to	$15.59	$11,487	0.99%	1.25%	to	3.30%	-10.32%	to	-8.46%
2010	829	$14.33	to	$17.03	$12,859	0.47%	1.25%	to	3.30%	8.87%	to	11.12%
AZL JPMorgan International Opportunities Fund
2014	780	$15.90	to	$22.08	$13,881	1.33%	0.35%	to	3.55%	-10.49%	to	-7.72%
2013	813	$17.70	to	$23.93	$15,954	2.29%	0.35%	to	3.55%	16.83%	to	20.27%
2012	811	$15.12	to	$18.23	$13,407	1.85%	0.35%	to	3.30%	16.63%	to	18.76%
2011	817	$12.96	to	$15.35	$11,382	0.68%	1.25%	to	3.30%	-16.21%	to	-14.48%
2010	811	$15.43	to	$17.95	$13,331	0.46%	1.25%	to	3.30%	2.51%	to	4.63%
AZL JPMorgan U.S. Equity Fund
2014	653	$15.89	to	$21.77	$11,746	0.74%	0.35%	to	3.55%	10.47%	to	13.78%
2013	689	$14.58	to	$19.13	$11,061	0.97%	0.35%	to	3.55%	32.72%	to	36.42%
2012	679	$10.98	to	$12.97	$8,093	0.75%	0.35%	to	3.30%	13.60%	to	15.67%
2011	647	$9.67	to	$11.21	$6,683	0.70%	1.25%	to	3.30%	-5.36%	to	-3.41%
2010	687	$10.19	to	$11.61	$7,414	0.59%	1.25%	to	3.30%	9.30%	to	11.56%
AZL MFS Investors Trust Fund
2014	558	$19.22	to	$25.57	$11,911	0.71%	0.35%	to	3.55%	6.89%	to	10.36%
2013	638	$17.94	to	$21.43	$12,623	0.80%	0.35%	to	3.55%	27.49%	to	30.13%
2012	644	$14.24	to	$16.46	$9,869	0.71%	0.35%	to	3.30%	15.35%	to	17.46%
2011	659	$12.34	to	$14.02	$8,644	0.65%	1.25%	to	3.30%	-5.38%	to	-3.43%
2010	646	$13.01	to	$14.51	$8,839	0.14%	1.25%	to	3.30%	7.41%	to	9.63%
AZL MFS Mid Cap Value Fund
2014	939	$10.31	to	$13.32	$10,901	0.35%	0.35%	to	3.55%	7.19%	to	10.51%
2013	1,012	$9.76	to	$12.06	$10,814	0.70%	0.35%	to	3.55%	30.60%	to	34.44%
2012	862	$7.51	to	$8.44	$6,934	0.56%	0.35%	to	3.30%	12.58%	to	14.58%
2011	678	$6.67	to	$7.37	$4,773	0.89%	1.25%	to	3.30%	-6.69%	to	-4.76%
2010	601	$7.13	to	$7.74	$4,455	0.69%	1.25%	to	3.30%	18.68%	to	21.14%
AZL MFS Value Fund
2014	791	$13.13	to	$16.92	$12,099	1.31%	0.35%	to	3.55%	6.73%	to	8.89%
2013	910	$12.36	to	$15.54	$12,855	1.58%	0.35%	to	3.55%	31.09%	to	33.74%
2012	843	$9.75	to	$11.62	$8,901	1.28%	0.35%	to	3.30%	13.49%	to	15.22%
2011	755	$8.59	to	$10.08	$6,897	0.96%	1.25%	to	3.30%	-7.55%	to	-5.64%
2010	745	$9.24	to	$10.69	$7,226	1.11%	1.25%	to	3.30%	6.26%	to	8.46%
AZL Mid Cap Index Fund
2014	457	$15.46	to	$26.55	$8,010	0.66%	0.00%	to	3.55%	5.72%	to	9.21%
2013	476	$15.27	to	$24.39	$7,840	0.78%	0.00%	to	3.55%	28.47%	to	32.71%
2012	246	$12.55	to	$18.45	$3,160	0.50%	0.00%	to	3.15%	14.02%	to	16.80%
2011	94	$11.01	to	$11.20	$1,044	0.47%	1.40%	to	3.15%	-5.34%	to	-3.67%
2010[2]	10	$11.60	to	$11.63	$121	0.00%	1.40%	to	3.15%	15.36%	to	15.95%

75	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Money Market Fund
2014	4,511	$7.63	to	$12.76	$43,627	0.00%	0.00%	to	3.55%	-3.24%	to	0.01%
2013	4,705	$7.88	to	$12.15	$45,687	0.00%	0.00%	to	3.55%	-3.24%	to	0.00%
2012	5,029	$8.15	to	$12.08	$49,321	0.00%	0.00%	to	3.30%	-3.26%	to	0.00%
2011	5,213	$8.42	to	$10.98	$51,788	0.00%	1.25%	to	3.30%	-3.24%	to	-1.24%
2010	4,932	$8.70	to	$11.12	$50,062	0.01%	1.25%	to	3.30%	-3.24%	to	-1.23%
AZL Morgan Stanley Global Real Estate Fund
2014	311	$10.50	to	$13.56	$3,568	1.05%	0.00%	to	3.55%	9.80%	to	13.37%
2013	337	$9.68	to	$11.96	$3,493	4.01%	0.00%	to	3.55%	-0.27%	to	2.66%
2012	368	$9.69	to	$11.65	$3,787	1.54%	0.00%	to	3.30%	25.94%	to	29.40%
2011	413	$7.69	to	$8.55	$3,352	3.15%	1.25%	to	3.30%	-12.86%	to	-11.06%
2010	397	$8.80	to	$9.62	$3,633	2.48%	1.25%	to	3.30%	16.94%	to	19.36%
AZL Morgan Stanley Mid Cap Growth Fund
2014	1,105	$17.27	to	$25.85	$22,492	0.00%	0.35%	to	3.55%	-2.70%	to	0.47%
2013	1,199	$17.70	to	$25.73	$24,712	0.50%	0.35%	to	3.55%	34.10%	to	38.46%
2012	1,217	$13.30	to	$16.73	$18,374	0.00%	0.35%	to	3.30%	5.09%	to	7.01%
2011	1,111	$12.66	to	$15.63	$15,709	0.36%	1.25%	to	3.30%	-9.59%	to	-7.72%
2010	1,131	$13.96	to	$16.94	$17,409	0.00%	1.25%	to	3.30%	28.20%	to	30.85%
AZL MVP Balanced Index Strategy Fund
2014	1,957	$12.14	to	$12.96	$24,235	1.01%	0.00%	to	2.20%	3.78%	to	4.63%
2013	1,416	$11.69	to	$11.88	$16,772	0.00%	1.15%	to	2.20%	10.11%	to	10.99%
2012[7]	923	$10.62	to	$10.70	$9,861	2.64%	1.40%	to	2.20%	5.12%	to	5.91%
AZL MVP BlackRock Global Allocation Fund
2014	7,099	$11.63	to	$11.91	$84,290	0.05%	1.15%	to	2.20%	-0.21%	to	0.61%
2013	5,154	$11.66	to	$11.84	$60,876	0.00%	1.15%	to	2.20%	11.60%	to	12.49%
2012[7]	2,492	$10.44	to	$10.53	$26,190	2.01%	1.40%	to	2.20%	2.78%	to	3.55%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2014	2,368	$12.14	to	$12.41	$29,272	1.00%	1.15%	to	2.20%	0.11%	to	0.92%
2013	1,093	$12.13	to	$12.30	$13,410	0.00%	1.15%	to	2.20%	15.23%	to	16.15%
2012[9]	158	$10.53	to	$10.59	$1,673	3.17%	1.40%	to	2.20%	8.24%	to	8.66%
AZL MVP Fusion Balanced Fund
2014	7,360	$12.01	to	$15.98	$102,373	1.39%	0.35%	to	3.55%	1.09%	to	4.22%
2013	6,925	$12.01	to	$14.18	$93,611	1.85%	0.35%	to	3.55%	7.73%	to	10.07%
2012	5,221	$11.14	to	$12.89	$63,869	2.02%	0.35%	to	3.30%	7.92%	to	10.00%
2011	5,010	$10.32	to	$11.71	$56,024	2.48%	1.25%	to	3.30%	-4.11%	to	-2.13%
2010	4,212	$10.73	to	$11.97	$48,238	2.96%	1.25%	to	3.30%	7.47%	to	9.69%
AZL MVP Fusion Conservative Fund
2014	1,996	$12.22	to	$13.31	$26,291	1.53%	0.35%	to	3.55%	1.66%	to	3.36%
2013	1,666	$12.17	to	$12.88	$21,283	2.67%	0.35%	to	3.55%	5.03%	to	6.46%
2012	1,195	$11.59	to	$12.10	$14,360	1.87%	0.35%	to	3.30%	8.23%	to	9.71%
2011	989	$10.71	to	$11.03	$10,849	1.61%	1.40%	to	3.30%	-2.62%	to	-0.75%
2010	467	$10.91	to	$11.11	$5,168	0.00%	1.40%	to	3.30%	7.36%	to	9.42%
AZL MVP Fusion Growth Fund
2014	2,948	$11.85	to	$15.77	$38,975	1.28%	0.35%	to	3.55%	0.87%	to	4.00%
2013	2,868	$11.91	to	$15.17	$36,790	1.37%	0.35%	to	3.55%	15.29%	to	18.69%
2012	2,708	$10.31	to	$11.92	$29,690	1.55%	0.35%	to	3.30%	9.86%	to	11.87%
2011	2,765	$9.39	to	$10.66	$27,277	1.84%	1.25%	to	3.30%	-7.52%	to	-5.61%
2010	2,758	$10.12	to	$11.29	$29,134	1.73%	1.25%	to	3.30%	9.24%	to	11.50%

76	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Fusion Moderate Fund
2014	18,135	$11.94	to	$14.56	$253,164	1.30%	0.35%	to	3.55%	0.75%	to	2.94%
2013	17,041	$11.84	to	$14.14	$231,516	1.57%	0.35%	to	3.55%	11.32%	to	13.74%
2012	12,468	$10.62	to	$12.43	$149,033	1.68%	0.35%	to	3.30%	8.86%	to	11.13%
2011	11,878	$9.76	to	$11.19	$128,238	1.82%	1.25%	to	3.30%	-5.99%	to	-4.04%
2010	8,904	$10.38	to	$11.66	$100,164	1.91%	1.25%	to	3.30%	8.12%	to	10.36%
AZL MVP Growth Index Strategy Fund
2014	10,086	$13.37	to	$14.28	$137,534	0.80%	0.00%	to	2.20%	4.16%	to	5.12%
2013	6,637	$12.84	to	$13.05	$86,309	0.00%	1.15%	to	2.20%	18.22%	to	19.17%
2012[7]	2,928	$10.86	to	$10.95	$31,990	2.00%	1.40%	to	2.20%	6.89%	to	7.70%
AZL MVP Invesco Equity and Income Fund
2014	3,416	$13.70	to	$14.03	$47,693	0.40%	1.15%	to	2.20%	6.06%	to	6.92%
2013	1,796	$12.92	to	$13.12	$23,484	0.00%	1.15%	to	2.20%	21.19%	to	22.16%
2012[7]	635	$10.66	to	$10.74	$6,806	1.82%	1.40%	to	2.20%	5.71%	to	6.50%
AZL MVP T. Rowe Price Capital Appreciation Fund
2014[13]	2,471	$10.88	to	$10.97	$27,060	0.28%	1.15%	to	2.20%	10.61%	to	11.44%
AZL NFJ International Value Fund
2014	2	$15.51	to	$15.78	$35	3.72%	0.35%	to	2.20%	-6.70%	to	-6.51%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
AZL Oppenheimer Discovery Fund
2014	412	$14.68	to	$19.28	$6,598	0.00%	0.35%	to	3.55%	-5.70%	to	-2.64%
2013	512	$15.56	to	$19.81	$8,641	0.00%	0.35%	to	3.55%	40.87%	to	45.01%
2012	273	$11.02	to	$13.66	$3,266	0.00%	0.35%	to	3.30%	13.11%	to	16.22%
2011	197	$9.74	to	$11.07	$2,046	0.05%	1.25%	to	3.30%	-8.46%	to	-6.57%
2010	206	$10.62	to	$11.84	$2,310	0.00%	1.25%	to	3.30%	24.65%	to	27.23%
AZL Pyramis Core Bond Fund
2014	641	$9.70	to	$10.29	$6,417	1.93%	0.35%	to	3.55%	2.36%	to	5.01%
2013	220	$9.60	to	$9.67	$2,119	0.60%	0.35%	to	3.55%	-4.04%	to	-3.56%
2012[12]	7	$10.02	to	$10.03	$71	0.00%	0.35%	to	3.30%	-0.29%	to	-0.26%
AZL Russell 1000 Growth Index Fund
2014	49	$17.13	to	$19.75	$861	1.82%	0.00%	to	2.20%	10.63%	to	12.21%
2013	5	$16.70	to	$17.60	$86	1.52%	0.00%	to	0.35%	32.02%	to	32.48%
2012[8]	2	$12.65	to	$12.65	$31	0.00%	0.00%	to	0.35%	13.99%	to	13.99%
AZL Russell 1000 Value Index Fund
2014	32	$16.54	to	$19.18	$546	2.30%	0.00%	to	2.20%	8.00%	to	12.59%
2013	6	$15.85	to	$17.04	$101	2.74%	0.00%	to	0.35%	31.06%	to	31.52%
2012[8]	3	$12.09	to	$12.09	$32	0.00%	0.00%	to	0.35%	16.22%	to	16.22%
AZL S&P 500 Index Fund
2014	2,430	$12.11	to	$16.27	$32,833	1.17%	0.35%	to	3.55%	9.17%	to	12.72%
2013	2,562	$11.21	to	$14.43	$31,124	1.24%	0.35%	to	3.55%	27.06%	to	31.20%
2012	2,454	$8.80	to	$9.81	$22,875	1.10%	0.35%	to	3.30%	11.93%	to	14.04%
2011	2,512	$7.86	to	$8.60	$20,596	1.31%	1.25%	to	3.30%	-1.74%	to	0.47%
2010	1,793	$7.98	to	$8.56	$14,825	1.43%	1.25%	to	3.30%	10.85%	to	13.16%
AZL Schroder Emerging Markets Equity Fund CL 1
2014	115	$10.80	to	$10.87	$1,251	0.88%	1.40%	to	1.49%	-6.36%	to	-6.28%
2013	120	$11.53	to	$11.60	$1,388	0.98%	1.40%	to	1.49%	-3.41%	to	-3.32%
2012	137	$11.94	to	$12.00	$1,639	1.00%	1.40%	to	1.49%	19.71%	to	19.82%
2011	155	$9.97	to	$10.02	$1,556	0.97%	1.40%	to	1.49%	-18.32%	to	-18.24%
2010	184	$12.21	to	$12.25	$2,255	0.79%	1.40%	to	1.49%	10.94%	to	11.04%

77	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Schroder Emerging Markets Equity Fund CL 2
2014	758	$8.93	to	$11.89	$7,325	0.57%	0.00%	to	3.55%	-8.52%	to	-5.22%
2013	856	$9.74	to	$11.40	$8,962	0.76%	0.00%	to	3.55%	-5.28%	to	-3.32%
2012	967	$10.41	to	$11.79	$10,606	0.70%	0.00%	to	3.30%	17.39%	to	19.53%
2011	1,049	$8.87	to	$9.86	$9,717	0.67%	1.25%	to	3.30%	-19.95%	to	-18.30%
2010	1,222	$11.05	to	$12.07	$13,963	0.58%	1.25%	to	3.30%	8.75%	to	11.01%
AZL Small Cap Stock Index Fund
2014	499	$13.59	to	$17.05	$7,354	0.56%	0.00%	to	3.55%	1.72%	to	4.87%
2013	614	$13.35	to	$16.26	$8,834	0.97%	0.00%	to	3.55%	35.92%	to	40.12%
2012	665	$9.98	to	$11.60	$6,932	0.34%	0.00%	to	3.30%	12.32%	to	15.41%
2011	707	$8.88	to	$9.64	$6,482	0.53%	1.25%	to	3.30%	-2.95%	to	-0.95%
2010	611	$9.13	to	$9.73	$5,727	0.61%	1.25%	to	3.30%	21.42%	to	23.93%
AZL T. Rowe Price Capital Appreciation Fund
2014	1,408	$13.14	to	$19.38	$21,559	0.31%	0.35%	to	3.55%	8.04%	to	11.38%
2013	1,521	$12.31	to	$15.60	$21,189	0.84%	0.35%	to	3.55%	25.79%	to	28.33%
2012	1,588	$9.77	to	$12.15	$17,337	0.33%	0.35%	to	3.30%	8.93%	to	10.92%
2011	1,616	$8.97	to	$10.96	$16,008	0.88%	1.25%	to	3.30%	-7.30%	to	-5.39%
2010	1,608	$9.65	to	$11.58	$16,958	2.50%	1.25%	to	3.30%	8.41%	to	10.65%
BlackRock Equity Dividend V.I. Fund
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
BlackRock Global Allocation V.I. Fund
2014	10,795	$10.52	to	$46.59	$126,858	2.13%	0.00%	to	3.55%	-1.62%	to	1.93%
2013	11,787	$10.67	to	$45.87	$137,841	1.08%	0.00%	to	3.55%	10.42%	to	14.42%
2012	11,579	$9.75	to	$15.61	$120,434	1.53%	0.00%	to	3.30%	6.54%	to	9.97%
2011	10,501	$9.14	to	$14.65	$100,990	2.88%	1.25%	to	3.30%	-6.76%	to	-4.83%
2010	6,159	$9.71	to	$15.69	$62,440	1.64%	1.25%	to	3.30%	6.20%	to	8.40%
ClearBridge Variable Aggressive Growth Portfolio
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2014	25	$16.58	to	$17.58	$425	0.00%	1.49%	to	2.75%	3.18%	to	4.49%
2013	35	$16.07	to	$16.82	$571	0.00%	1.49%	to	2.75%	44.52%	to	46.36%
2012	49	$11.12	to	$11.50	$561	0.00%	1.49%	to	2.75%	14.70%	to	16.16%
2011[5]	58	$9.69	to	$9.90	$564	0.00%	1.49%	to	2.75%	-14.01%	to	-13.13%
Columbia Variable Portfolio – Seligman Global Technology Fund
2014	1	$12.37	to	$12.37	$12	0.00%	1.49%	to	1.49%	23.57%	to	23.57%
2013	1	$10.01	to	$10.01	$10	0.00%	1.49%	to	1.49%	23.97%	to	23.97%
2012	1	$8.07	to	$8.07	$8	0.00%	1.49%	to	1.49%	5.64%	to	5.64%
2011	1	$7.64	to	$7.64	$8	0.00%	1.49%	to	1.49%	-7.14%	to	-7.14%
2010	1	$8.23	to	$8.23	$8	0.00%	1.49%	to	1.49%	13.81%	to	13.81%

78	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Davis VA Financial Portfolio
2014	134	$11.79	to	$19.98	$1,923	1.17%	1.15%	to	3.55%	9.07%	to	11.45%
2013	157	$11.37	to	$17.92	$2,062	0.55%	1.15%	to	3.55%	27.06%	to	29.63%
2012	186	$8.92	to	$13.83	$1,932	1.72%	1.25%	to	3.30%	15.41%	to	17.34%
2011	210	$7.73	to	$11.78	$1,881	1.30%	1.25%	to	3.30%	-10.94%	to	-9.10%
2010	226	$8.64	to	$12.96	$2,237	0.84%	1.25%	to	3.30%	7.49%	to	9.72%
Davis VA Value Portfolio
2014	11	$13.32	to	$17.26	$165	0.81%	1.49%	to	2.75%	3.18%	to	4.49%
2013	14	$12.91	to	$16.52	$205	0.82%	1.49%	to	2.75%	29.81%	to	31.45%
2012	19	$9.94	to	$12.57	$209	1.38%	1.49%	to	2.75%	10.00%	to	11.40%
2011	21	$9.04	to	$11.28	$212	0.80%	1.49%	to	2.75%	-6.77%	to	-5.59%
2010	26	$9.70	to	$11.95	$278	1.15%	1.49%	to	2.75%	9.71%	to	11.10%
Dreyfus VIF Appreciation Portfolio
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Eaton Vance VT Floating-Rate Income Fund
2014	17	$14.94	to	$14.94	$253	3.15%	0.35%	to	0.35%	0.22%	to	0.22%
2013	16	$14.90	to	$14.90	$240	3.37%	0.35%	to	0.35%	3.49%	to	3.49%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Emerging Markets Portfolio
2014	1	$9.39	to	$9.39	$5	0.21%	0.35%	to	0.35%	0.78%	to	0.78%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Funds Manager 50% Portfolio
2014	283	$11.65	to	$13.70	$3,786	1.00%	1.15%	to	3.55%	1.60%	to	3.50%
2013	258	$11.47	to	$13.24	$3,344	0.84%	1.15%	to	3.55%	10.99%	to	13.07%
2012	244	$10.69	to	$11.71	$2,811	1.21%	1.40%	to	3.30%	7.12%	to	8.58%
2011[4]	166	$9.98	to	$10.78	$1,757	4.53%	1.40%	to	3.30%	-4.19%	to	-2.46%
Fidelity VIP Funds Manager 60% Portfolio
2014	909	$11.22	to	$12.91	$11,602	1.21%	1.15%	to	3.55%	1.84%	to	3.81%
2013	800	$11.52	to	$12.44	$9,867	1.06%	1.15%	to	3.55%	15.35%	to	16.75%
2012	768	$10.07	to	$10.65	$8,124	1.37%	1.40%	to	3.30%	8.75%	to	9.91%
2011[4]	566	$9.26	to	$9.69	$5,452	4.16%	1.40%	to	3.30%	-5.75%	to	-4.05%
Fidelity VIP Mid Cap Portfolio
2014	—	$47.84	to	$47.84	$14	0.02%	0.35%	to	0.35%	5.66%	to	5.66%
2013	—	$45.28	to	$45.28	$13	0.29%	0.35%	to	0.35%	35.39%	to	35.39%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Strategic Income Portfolio
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Founding Funds Allocation VIP Fund
2014	1,077	$9.68	to	$11.28	$11,128	2.87%	0.35%	to	3.55%	-0.74%	to	1.57%
2013	1,151	$9.85	to	$11.11	$11,928	11.94%	0.35%	to	3.55%	19.81%	to	22.23%
2012	1,248	$8.23	to	$9.09	$10,728	2.77%	0.35%	to	3.30%	11.85%	to	13.89%
2011	1,339	$7.35	to	$7.98	$10,210	0.01%	1.25%	to	3.30%	-4.73%	to	-2.76%
2010	1,646	$7.70	to	$8.21	$12,994	2.49%	1.25%	to	3.30%	6.67%	to	8.88%

79	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Global Real Estate VIP Fund
2014	88	$40.24	to	$59.31	$4,576	0.60%	1.25%	to	2.75%	11.89%	to	13.66%
2013	104	$35.96	to	$52.18	$4,703	4.75%	1.25%	to	2.75%	-0.46%	to	1.18%
2012	120	$36.13	to	$51.57	$5,401	0.00%	1.25%	to	2.75%	23.94%	to	25.94%
2011	128	$29.15	to	$40.95	$4,636	7.71%	1.25%	to	2.75%	-8.21%	to	-6.76%
2010	134	$31.75	to	$43.92	$5,284	2.95%	1.25%	to	2.75%	17.69%	to	19.55%
Franklin Growth and Income VIP Fund
2014	358	$36.47	to	$53.72	$18,596	2.56%	1.25%	to	2.75%	6.18%	to	7.87%
2013	391	$34.35	to	$49.79	$18,793	2.73%	1.25%	to	2.75%	26.09%	to	28.15%
2012	444	$27.24	to	$38.86	$16,651	3.09%	1.25%	to	2.75%	9.17%	to	10.96%
2011	487	$24.95	to	$35.02	$16,535	3.84%	1.25%	to	2.75%	-0.36%	to	1.22%
2010	545	$25.05	to	$34.60	$18,356	3.77%	1.25%	to	2.75%	13.51%	to	15.31%
Franklin High Income VIP Fund
2014	550	$20.31	to	$52.01	$18,462	6.11%	0.00%	to	3.55%	-3.51%	to	-0.02%
2013	570	$21.05	to	$52.02	$19,566	7.16%	0.00%	to	3.55%	4.07%	to	7.83%
2012	605	$22.55	to	$36.71	$19,551	7.08%	0.00%	to	3.30%	11.96%	to	14.32%
2011	627	$20.12	to	$32.17	$17,838	6.35%	1.25%	to	3.30%	1.17%	to	3.26%
2010	598	$19.84	to	$31.15	$16,429	6.47%	1.25%	to	3.30%	9.58%	to	12.13%
Franklin Income VIP Fund
2014	1,962	$36.68	to	$67.59	$118,903	4.84%	0.35%	to	3.55%	0.97%	to	3.46%
2013	1,626	$36.33	to	$65.36	$94,471	6.32%	0.35%	to	3.55%	9.97%	to	12.59%
2012	1,356	$35.69	to	$58.09	$69,521	6.44%	0.35%	to	3.30%	9.25%	to	11.33%
2011	1,054	$32.66	to	$52.22	$48,096	5.63%	1.25%	to	3.30%	-0.93%	to	1.29%
2010	978	$32.89	to	$51.64	$44,313	6.73%	1.25%	to	3.30%	9.01%	to	11.30%
Franklin Large Cap Growth VIP Fund
2014	195	$22.54	to	$30.19	$5,428	1.27%	1.25%	to	2.75%	9.41%	to	11.17%
2013	218	$20.60	to	$27.16	$5,457	1.20%	1.25%	to	2.75%	25.14%	to	27.13%
2012	244	$16.46	to	$21.36	$4,824	1.03%	1.25%	to	2.75%	9.31%	to	11.08%
2011	283	$15.06	to	$19.23	$5,093	0.83%	1.25%	to	2.75%	-4.17%	to	-2.59%
2010	318	$15.72	to	$19.74	$5,905	0.98%	1.25%	to	2.75%	8.56%	to	10.29%
Franklin Mutual Shares VIP Fund
2014	1,117	$20.97	to	$36.13	$30,480	2.05%	0.35%	to	3.55%	3.39%	to	6.75%
2013	1,219	$20.29	to	$29.42	$31,539	2.15%	0.35%	to	3.55%	23.79%	to	26.74%
2012	1,224	$16.63	to	$23.21	$25,097	2.13%	0.35%	to	3.30%	10.79%	to	13.00%
2011	1,166	$15.01	to	$20.54	$21,192	2.38%	1.25%	to	3.30%	-4.25%	to	-2.17%
2010	1,194	$15.64	to	$21.00	$22,333	1.61%	1.25%	to	3.30%	7.58%	to	9.92%
Franklin Rising Dividends VIP Fund
2014	364	$42.62	to	$78.36	$20,066	1.46%	0.35%	to	2.75%	5.77%	to	8.34%
2013	405	$40.29	to	$72.33	$20,811	1.71%	0.35%	to	2.75%	26.17%	to	29.24%
2012	452	$31.93	to	$55.97	$18,162	1.75%	0.35%	to	2.75%	8.91%	to	11.57%
2011	505	$29.32	to	$39.54	$18,492	1.64%	1.25%	to	2.75%	3.13%	to	4.82%
2010	557	$28.43	to	$37.72	$19,675	1.74%	1.25%	to	2.75%	17.37%	to	19.26%

80	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Small Cap Value VIP Fund
2014	73	$22.66	to	$29.57	$1,841	0.70%	1.40%	to	2.75%	-2.16%	to	-0.52%
2013	80	$23.16	to	$29.72	$2,044	1.40%	1.40%	to	2.75%	32.54%	to	34.61%
2012	100	$17.48	to	$22.08	$1,922	0.82%	1.40%	to	2.75%	15.16%	to	17.09%
2011	108	$15.18	to	$18.86	$1,795	0.76%	1.40%	to	2.75%	-6.36%	to	-4.86%
2010	118	$16.21	to	$19.82	$2,095	0.80%	1.40%	to	2.75%	24.74%	to	26.70%
Franklin Small-Mid Cap Growth VIP Fund
2014	123	$29.25	to	$39.31	$4,527	0.00%	1.25%	to	2.75%	4.56%	to	6.28%
2013	135	$27.97	to	$36.99	$4,648	0.00%	1.25%	to	2.75%	34.41%	to	36.57%
2012	149	$20.81	to	$27.08	$3,793	0.00%	1.25%	to	2.75%	7.83%	to	9.56%
2011	177	$19.30	to	$24.72	$4,143	0.00%	1.25%	to	2.75%	-7.41%	to	-5.92%
2010	201	$20.85	to	$26.27	$5,065	0.00%	1.25%	to	2.75%	24.16%	to	26.16%
Franklin Strategic Income VIP Fund
2014	1	$23.41	to	$23.41	$15	5.94%	0.35%	to	0.35%	1.51%	to	1.51%
2013	1	$23.07	to	$23.07	$15	0.00%	0.35%	to	0.35%	2.95%	to	2.95%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin U.S. Government Securities VIP Fund
2014	1,123	$18.48	to	$38.54	$31,161	2.67%	0.00%	to	3.55%	0.03%	to	3.02%
2013	1,145	$19.18	to	$37.41	$31,341	2.93%	0.00%	to	3.55%	-5.27%	to	-2.58%
2012	1,231	$20.25	to	$31.84	$34,971	2.67%	0.00%	to	3.30%	-1.29%	to	0.69%
2011	1,151	$20.51	to	$31.64	$32,410	3.15%	1.25%	to	3.30%	2.26%	to	4.49%
2010	1,172	$20.01	to	$30.32	$31,959	3.33%	1.25%	to	3.30%	1.87%	to	4.09%
Invesco V.I. American Franchise Fund
2014	5	$12.88	to	$42.60	$184	0.04%	1.40%	to	1.49%	6.57%	to	6.93%
2013	5	$12.09	to	$39.84	$186	0.43%	1.40%	to	1.49%	37.73%	to	38.19%
2012	6	$8.78	to	$28.83	$152	0.00%	1.40%	to	1.49%	-3.66%	to	11.81%
2011	—	$7.86	to	$7.86	$4	0.00%	1.40%	to	1.49%	-7.77%	to	-7.69%
2010	—	$8.52	to	$8.52	$4	0.00%	1.40%	to	1.49%	17.80%	to	17.90%
Invesco V.I. American Value Fund
2014	—	$34.09	to	$34.09	$11	0.65%	0.35%	to	0.35%	9.10%	to	9.10%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Balanced-Risk Allocation Fund
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Core Equity Fund
2014	3	$16.29	to	$16.29	$56	0.86%	1.49%	to	1.49%	6.55%	to	6.55%
2013	3	$15.29	to	$15.29	$53	1.41%	1.49%	to	1.49%	27.34%	to	27.34%
2012	3	$12.00	to	$12.00	$42	0.00%	1.49%	to	1.49%	12.19%	to	12.19%
2011	5	$10.70	to	$10.70	$53	0.97%	1.49%	to	1.49%	-1.54%	to	-1.54%
2010	5	$10.87	to	$10.87	$55	1.75%	1.49%	to	1.49%	7.93%	to	7.93%

81	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Asset Strategy Portfolio
2014	—	$62.00	to	$62.00	$8	0.00%	0.35%	to	0.35%	-5.60%	to	-5.60%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Energy Portfolio
2014	1	$13.40	to	$13.40	$7	0.00%	0.35%	to	0.35%	-10.87%	to	-10.87%
2013	1	$15.03	to	$15.03	$8	0.00%	0.35%	to	0.35%	27.31%	to	27.31%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Global Natural Resources Portfolio
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Growth Portfolio
2014	—	$150.99	to	$150.99	$12	0.00%	0.35%	to	0.35%	11.42%	to	11.42%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio
2014	—	$28.13	to	$28.13	$11	0.00%	0.35%	to	0.35%	7.49%	to	7.49%
2013	1	$26.17	to	$26.17	$25	0.00%	0.35%	to	0.35%	29.48%	to	29.48%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Science and Technology Portfolio
2014	—	$115.96	to	$115.96	$8	0.00%	0.35%	to	0.35%	2.55%	to	2.55%
2013	—	$113.07	to	$113.07	$8	0.00%	0.35%	to	0.35%	55.84%	to	55.84%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Jennison Portfolio
2014	21	$16.12	to	$17.17	$346	0.00%	1.25%	to	2.75%	6.61%	to	8.06%
2013	28	$15.12	to	$15.89	$438	0.00%	1.25%	to	2.75%	33.39%	to	35.20%
2012	29	$11.33	to	$11.75	$334	0.00%	1.25%	to	2.75%	12.57%	to	14.11%
2011	30	$10.07	to	$10.30	$307	0.00%	1.25%	to	2.75%	-2.79%	to	-1.33%
2010[1]	30	$10.36	to	$10.45	$313	0.00%	1.25%	to	2.75%	5.71%	to	6.78%
JPMorgan Insurance Trust Core Bond Portfolio
2014	12	$12.95	to	$13.50	$162	0.00%	0.35%	to	2.20%	1.45%	to	1.79%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
JPMorgan Insurance Trust U.S. Equity Portfolio
2014	1	$26.03	to	$26.03	$22	0.91%	1.49%	to	1.49%	12.22%	to	12.22%
2013	1	$23.20	to	$23.20	$20	1.25%	1.49%	to	1.49%	34.20%	to	34.20%
2012	1	$17.29	to	$17.29	$15	0.00%	1.49%	to	1.49%	15.90%	to	15.90%
2011	1	$14.92	to	$14.92	$13	1.20%	1.49%	to	1.49%	-3.31%	to	-3.31%
2010	1	$15.43	to	$15.43	$13	0.00%	1.49%	to	1.49%	11.90%	to	11.90%
Lazard Retirement International Equity Portfolio
2014	—	$18.16	to	$18.16	$7	4.46%	0.35%	to	0.35%	-4.54%	to	-4.54%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

82	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
MFS VIT II International Value Portfolio
2014	1	$13.45	to	$13.45	$15	0.46%	0.35%	to	0.35%	0.78%	to	0.78%
2013	3	$13.34	to	$13.34	$42	0.00%	0.35%	to	0.35%	27.19%	to	27.19%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Research Bond Portfolio
2014	323	$15.78	to	$17.75	$5,220	0.70%	0.35%	to	2.20%	1.16%	to	1.72%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Utilities Portfolio
2014	—	$27.78	to	$27.78	$4	2.04%	0.35%	to	0.35%	12.07%	to	12.07%
2013	—	$24.79	to	$24.79	$2	0.00%	0.35%	to	0.35%	19.79%	to	19.79%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
Oppenheimer Diversified Alternatives Fund/VA
2014¹[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Global Fund/VA
2014	57	$15.95	to	$19.73	$978	1.11%	1.49%	to	2.75%	-0.48%	to	0.78%
2013	61	$16.03	to	$19.58	$1,039	1.38%	1.49%	to	2.75%	23.85%	to	25.42%
2012	70	$12.94	to	$15.61	$968	2.00%	1.49%	to	2.75%	17.96%	to	19.46%
2011	79	$10.97	to	$13.07	$922	1.29%	1.49%	to	2.75%	-10.77%	to	-9.64%
2010	83	$12.30	to	$14.46	$1,080	1.49%	1.49%	to	2.75%	12.82%	to	14.25%
Oppenheimer Global Strategic Income Fund/VA
2014	7	$20.33	to	$26.72	$163	4.34%	1.25%	to	2.75%	0.05%	to	1.32%
2013	7	$20.32	to	$26.37	$159	4.77%	1.25%	to	2.75%	-2.84%	to	-1.61%
2012[11]	8	$20.91	to	$26.80	$193	0.00%	1.25%	to	2.75%	1.29%	to	1.52%
Oppenheimer International Growth Fund/VA
2014	1	$21.74	to	$21.74	$20	1.11%	0.35%	to	0.35%	-7.48%	to	-7.48%
2013	—	$23.49	to	$23.49	$2	0.00%	0.35%	to	0.35%	25.27%	to	25.27%
2012[1][0]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Main Street Fund/VA
2014	83	$13.50	to	$15.74	$1,190	0.83%	1.49%	to	2.75%	7.70%	to	9.07%
2013	101	$12.53	to	$14.45	$1,345	1.09%	1.49%	to	2.75%	28.20%	to	29.82%
2012	120	$9.78	to	$11.15	$1,238	0.96%	1.49%	to	2.75%	13.68%	to	15.13%
2011	130	$8.60	to	$9.70	$1,180	0.90%	1.49%	to	2.75%	-2.72%	to	-1.49%
2010	157	$8.84	to	$9.86	$1,462	1.14%	1.49%	to	2.75%	12.96%	to	14.39%
PIMCO EqS Pathfinder Portfolio
2014	1,465	$11.04	to	$12.34	$17,486	0.00%	0.35%	to	3.55%	-2.47%	to	-0.35%
2013	1,612	$11.36	to	$12.39	$19,468	2.14%	0.35%	to	3.55%	15.33%	to	17.93%
2012	1,820	$10.08	to	$10.50	$18,800	0.86%	0.35%	to	3.15%	6.46%	to	8.44%
2011	2,037	$9.47	to	$9.69	$19,549	0.19%	1.25%	to	3.15%	-7.67%	to	-5.86%
2010[3]	5	$10.25	to	$10.28	$53	0.00%	1.25%	to	3.15%	1.73%	to	2.12%

83	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT All Asset Portfolio
2014	2,389	$13.10	to	$19.53	$37,582	5.33%	0.35%	to	3.55%	-3.03%	to	0.12%
2013	2,323	$13.47	to	$19.50	$36,895	4.75%	0.35%	to	3.55%	-3.22%	to	-0.08%
2012	2,203	$14.07	to	$19.52	$35,368	5.68%	0.35%	to	3.30%	11.36%	to	14.54%
2011	1,541	$12.63	to	$15.20	$21,873	7.50%	1.25%	to	3.30%	-1.35%	to	0.69%
2010	1,080	$12.66	to	$15.13	$15,279	8.18%	1.25%	to	3.30%	9.42%	to	11.69%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2014	528	$6.49	to	$9.81	$3,804	0.36%	0.00%	to	3.55%	-21.15%	to	-18.71%
2013	587	$8.37	to	$12.06	$5,329	1.75%	0.00%	to	3.55%	-17.43%	to	-15.00%
2012	644	$10.16	to	$14.19	$7,000	2.71%	0.00%	to	3.30%	2.21%	to	5.02%
2011	699	$9.94	to	$11.21	$7,353	14.36%	1.25%	to	3.30%	-10.55%	to	-8.70%
2010	884	$11.08	to	$12.28	$10,195	14.43%	1.25%	to	3.30%	20.48%	to	22.98%
PIMCO VIT Emerging Markets Bond Portfolio
2014	812	$13.73	to	$21.60	$12,974	5.25%	0.00%	to	3.55%	-2.02%	to	0.26%
2013	916	$14.22	to	$30.96	$14,639	5.00%	0.00%	to	3.55%	-10.08%	to	-7.29%
2012	1,324	$15.71	to	$18.17	$23,131	4.92%	0.00%	to	3.30%	14.23%	to	16.43%
2011	1,244	$13.75	to	$15.61	$18,742	5.33%	1.25%	to	3.30%	2.89%	to	5.01%
2010	1,330	$13.23	to	$14.86	$19,004	4.78%	1.25%	to	3.30%	8.53%	to	10.78%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2014	766	$9.09	to	$9.54	$7,251	1.94%	1.15%	to	3.55%	-4.12%	to	-2.85%
2013	573	$9.48	to	$9.82	$5,591	1.51%	1.15%	to	3.55%	-5.73%	to	-4.49%
2012	311	$10.05	to	$10.28	$3,178	1.19%	1.40%	to	3.30%	3.35%	to	4.71%
2011[6]	126	$9.73	to	$9.81	$1,236	0.65%	1.40%	to	3.30%	-3.26%	to	-2.44%
PIMCO VIT Global Bond Portfolio
2014	439	$11.13	to	$15.10	$5,514	2.46%	0.00%	to	3.55%	-1.30%	to	2.26%
2013	511	$11.28	to	$14.83	$6,407	1.06%	0.00%	to	3.55%	-11.54%	to	-8.48%
2012	538	$12.67	to	$14.66	$7,497	1.59%	0.00%	to	3.30%	3.46%	to	5.61%
2011	563	$12.23	to	$13.88	$7,473	2.55%	1.25%	to	3.30%	4.09%	to	6.24%
2010	487	$11.63	to	$13.06	$6,088	2.70%	1.25%	to	3.30%	8.03%	to	10.27%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2014	2,205	$9.79	to	$11.53	$23,317	2.41%	0.00%	to	3.55%	1.05%	to	4.70%
2013	2,951	$9.65	to	$12.87	$30,254	3.28%	0.00%	to	3.55%	-11.08%	to	-7.87%
2012	3,140	$10.76	to	$14.02	$35,560	3.66%	0.00%	to	3.30%	5.32%	to	8.87%
2011	2,667	$10.22	to	$10.65	$28,218	1.90%	1.40%	to	3.30%	-4.92%	to	-3.10%
2010	1,238	$10.80	to	$10.99	$13,567	4.91%	1.40%	to	3.30%	7.74%	to	9.81%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2014	1,117	$9.59	to	$9.87	$10,891	3.82%	1.15%	to	2.20%	2.60%	to	3.43%
2013	754	$9.35	to	$9.48	$7,131	1.95%	1.15%	to	2.20%	-8.16%	to	-7.42%
2012[8]	309	$10.19	to	$10.24	$3,155	3.84%	1.40%	to	2.20%	2.14%	to	2.59%
PIMCO VIT High Yield Portfolio
2014	3,614	$14.98	to	$24.93	$71,674	5.29%	0.00%	to	3.55%	-0.10%	to	2.99%
2013	3,135	$15.00	to	$24.21	$60,858	5.44%	0.00%	to	3.55%	2.21%	to	5.37%
2012	2,259	$15.45	to	$19.37	$41,822	5.78%	0.00%	to	3.30%	10.77%	to	12.90%
2011	1,171	$13.94	to	$17.18	$19,123	6.98%	1.25%	to	3.30%	0.02%	to	2.08%
2010	761	$13.92	to	$16.85	$11,969	7.26%	1.25%	to	3.30%	10.79%	to	13.08%

84	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Low Duration Portfolio
2014	3	$18.07	to	$18.07	$59	1.21%	0.35%	to	0.35%	0.50%	to	0.50%
2013	1	$17.98	to	$17.98	$9	0.95%	0.35%	to	0.35%	-0.48%	to	-0.48%
2012[12]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
PIMCO VIT Real Return Portfolio
2014	2,571	$12.32	to	$25.50	$37,397	1.40%	0.00%	to	3.55%	-0.35%	to	2.74%
2013	2,588	$12.33	to	$24.82	$37,003	1.74%	0.00%	to	3.55%	-12.38%	to	-9.54%
2012	2,442	$14.02	to	$27.44	$38,929	1.04%	0.00%	to	3.30%	5.37%	to	8.38%
2011	1,893	$13.30	to	$15.68	$28,050	2.06%	1.25%	to	3.30%	8.06%	to	10.30%
2010	1,488	$12.29	to	$14.22	$19,926	1.42%	1.25%	to	3.30%	4.60%	to	6.77%
PIMCO VIT Total Return Portfolio
2014	4,956	$14.26	to	$25.36	$95,006	2.20%	0.00%	to	3.55%	0.80%	to	4.28%
2013	5,089	$14.13	to	$24.40	$94,691	2.20%	0.00%	to	3.55%	-5.38%	to	-1.96%
2012	5,425	$14.90	to	$24.98	$102,382	2.57%	0.00%	to	3.30%	6.03%	to	9.22%
2011	4,270	$14.05	to	$18.98	$73,872	2.64%	1.25%	to	3.30%	0.26%	to	2.33%
2010	2,893	$14.01	to	$18.57	$49,034	2.41%	1.25%	to	3.30%	4.61%	to	6.77%
PIMCO VIT Unconstrained Bond Portfolio
2014	2,043	$9.71	to	$10.86	$20,912	1.09%	0.00%	to	3.55%	-0.05%	to	3.05%
2013	1,641	$9.81	to	$10.54	$16,556	0.55%	0.00%	to	3.55%	-3.75%	to	-1.12%
2012	965	$10.17	to	$10.60	$9,996	0.95%	0.00%	to	3.30%	4.65%	to	7.37%
2011[6]	275	$9.72	to	$9.80	$2,691	1.02%	1.40%	to	3.30%	-2.18%	to	-1.36%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
SP International Growth Portfolio
2014	5	$6.89	to	$8.05	$36	0.00%	1.25%	to	2.75%	-8.53%	to	-7.51%
2013	18	$7.53	to	$8.81	$151	0.00%	1.25%	to	2.75%	15.47%	to	16.86%
2012	25	$6.52	to	$7.54	$177	0.00%	1.25%	to	2.75%	18.72%	to	20.16%
2011	32	$5.40	to	$6.27	$193	0.46%	1.25%	to	2.75%	-17.61%	to	-16.37%
2010	33	$6.56	to	$7.51	$236	0.95%	1.25%	to	2.75%	10.72%	to	12.40%
T. Rowe Price Blue Chip Growth Portfolio
2014	2	$25.33	to	$25.33	$38	0.00%	0.35%	to	0.35%	8.46%	to	8.46%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Equity Income Portfolio
2014	2	$22.32	to	$22.32	$36	1.55%	0.35%	to	0.35%	6.73%	to	6.73%
2013	—	$20.92	to	$20.92	$8	2.28%	0.35%	to	0.35%	28.95%	to	28.95%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Health Sciences Portfolio
2014	—	$55.67	to	$55.67	$7	0.00%	0.35%	to	0.35%	30.76%	to	30.76%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[10]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

85	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Foreign VIP Fund
2014	306	$21.91	to	$31.13	$8,900	2.05%	1.25%	to	2.75%	-13.54%	to	-12.12%
2013	342	$25.34	to	$35.43	$11,332	2.49%	1.25%	to	2.75%	19.63%	to	21.56%
2012	396	$21.18	to	$29.15	$10,833	3.20%	1.25%	to	2.75%	15.01%	to	16.94%
2011	444	$18.41	to	$24.92	$10,428	1.90%	1.25%	to	2.75%	-13.05%	to	-11.69%
2010	489	$21.18	to	$28.22	$13,117	2.04%	1.25%	to	2.75%	5.47%	to	7.16%
Templeton Global Bond VIP Fund
2014	1,676	$28.00	to	$70.51	$78,784	5.06%	0.00%	to	3.55%	-1.72%	to	1.83%
2013	1,524	$28.49	to	$63.46	$71,269	4.80%	0.00%	to	3.55%	-1.92%	to	1.27%
2012	1,165	$31.51	to	$62.66	$54,092	6.30%	0.00%	to	3.30%	11.31%	to	14.66%
2011	832	$28.31	to	$45.54	$33,634	5.47%	1.25%	to	3.30%	-4.08%	to	-1.99%
2010	512	$29.51	to	$46.46	$20,998	1.40%	1.25%	to	3.30%	10.73%	to	13.11%
Templeton Growth VIP Fund
2014	704	$20.85	to	$38.24	$19,967	1.43%	0.35%	to	3.55%	-6.20%	to	-3.15%
2013	746	$22.23	to	$33.67	$22,046	2.73%	0.35%	to	3.55%	26.26%	to	29.22%
2012	695	$17.73	to	$26.06	$15,947	2.12%	0.35%	to	3.30%	17.41%	to	19.70%
2011	698	$15.10	to	$21.77	$13,396	1.39%	1.25%	to	3.30%	-9.99%	to	-8.09%
2010	848	$16.73	to	$23.68	$17,576	1.52%	1.25%	to	3.30%	3.91%	to	6.24%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Rider charges are calculated daily beginning on the day after the rider effective date, and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 1.10% and 1.50% and are excluded from the expense ratio. Refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.25% and 1.90% and are excluded from the expense ratio.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

****	Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2014, 2013, 2012, 2011, and 2010, are $831, $888, $639, $731, and $946, respectively.

86	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2014

1	Period from April 30, 2010 (fund commencement) to December 31, 2010
2	Period from September 17, 2010 (fund commencement) to December 31, 2010
3	Period from October 15, 2010 (fund commencement) to December 31, 2010
4	Period from January 21, 2011 (fund commencement) to December 31, 2011
5	Period from March 11, 2011 (fund commencement) to December 31, 2011
6	Period from July 22, 2011 (fund commencement) to December 31, 2011
7	Period from January 23, 2012 (fund commencement) to December 31, 2012
8	Period from April 30, 2012 (fund commencement) to December 31, 2012
9	Period from July 9, 2012 (fund commencement) to December 31, 2012
10	Period from September 17, 2012 (fund commencement) to December 31, 2012
11	Period from October 26, 2012 (fund commencement) to December 31, 2012
12	Period from November 19, 2012 (fund commencement) to December 31, 2012
13	Period from January 27, 2014 (fund commencement) to December 31, 2014
14	Period from April 28, 2014 (fund commencement) to December 31, 2014
15	Period from July 7, 2014 (fund commencement) to December 31, 2014

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2014, that require adjustment to the financial statements.

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